UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund: BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic

Municipal Opportunities Fund of BlackRock Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 441-7762

Date of fiscal year end: 05/31/2017

Date of reporting period: 11/30/2016

Item 1 – Report to Stockholders

NOVEMBER 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Opportunities Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and the U.S. dollar strengthened considerably.

Financial markets had a rough start to the year. The strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and the political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

The U.S. presidential election brought another episode of vote-induced volatility in November. Equities fell sharply in response to Donald Trump’s victory, but quickly recovered and rallied. Interest rates moved higher (and bond prices lower) given expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.01%	8.06%
U.S. small cap equities (Russell 2000® Index)	15.37	12.08
International equities (MSCI Europe, Australasia, Far East Index)	(1.25)	(3.66)
Emerging market equities (MSCI Emerging Markets Index)	8.42	8.47
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.32
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(4.11)	(0.09)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.92)	2.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.82)	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.43	12.11
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2016	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2016, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund’s Institutional and Investor A1 Shares outperformed its secondary benchmark, the S&P® California Municipal Bond Index, while Investor C and Investor C1 Shares underperformed and Investor A shares performed in line. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

•

U.S. municipal bonds experienced a challenging environment in the past six months. While the market gained ground early in the period due to the “flight to safety” that followed the June Brexit vote, a pick-up in new issuance broke a 14-month streak of positive performance and led to negative returns in September and October. The sell-off accelerated following Donald Trump’s election victory, causing the market to finish November with its worst month of returns since 2008. The prospect of lower tax rates was seen as a possible source of reduced investor demand, while rising infrastructure spending could represent an impetus for increased new-issue supply. This potentially unfavorable combination, together with a spike in U.S. Treasury yields, led to a meaningful downturn for municipal bonds in the final weeks of the period. (Prices and yields move in opposite directions.)

•	California underperformed the national tax-exempt market, reflecting an unwinding of previously tight credit spreads for state and local issues, together with a larger calendar of new issuance.

•

The Fund’s yield curve positioning, which featured an overweight in longer-term bonds, detracted from performance given longer maturities’ greater sensitivity to rising rates. Overweight positions in the health care, transportation, and utilities sectors, all of which finished with negative returns, also weighed on results. Additionally, the Fund’s use of leverage — while adding to its income — hurt relative performance at a time of weak market returns.

•

Positions in bonds rated BBB and lower further pressured results due to the underperformance of lower-quality issues. Tobacco bonds, which had been strong performers during the market rally of mid-2015 through the

August peak, experienced the largest decline thereafter. Since tobacco is perceived to be a liquid sector within the high yield space, investors tend to use it as a way to raise cash to service redemptions.

•

The Fund had a lower duration than the benchmark, which helped performance at a time of rising yields. (Duration is a measure of interest rate sensitivity.) The Fund’s cash position averaged close to 5%, contributing to the lower duration posture and helped the investment adviser to avoid selling securities into a falling market. The Fund also utilized U.S. Treasury futures contracts to manage risk against a rise in interest rates, which aided returns due to the weakness in the Treasury market late in the period.

Describe recent portfolio activity.

•

Using a tactical strategy to take advantage of credit, yield curve and interest rate trends, the Fund aims to deliver a balance of competitive total return and tax-free income. The investment adviser increased leverage to 8% of assets under management in order to increase income at a time in which the municipal yield curve was relatively steep and short-term interest rates remained low.

•

The Fund maintained an above-average cash position to provide liquidity and offer the flexibility to purchase new securities as rates rose and valuations improved. Typically, the portfolio is close to fully invested in order to maximize the income component of total return. Later in the period, as yields increased, the investment adviser purchased some lower-coupon securities due to their attractive yield spreads.

Describe portfolio positioning at period end.

•

The average coupon rate of the Fund’s municipal bond holdings stood at 5% at the end of November. The Fund closed the period with a neutral duration posture; in other words, an interest-rate sensitivity equal to that of the benchmark. The investment adviser maintained a bias in favor of higher-quality California issues, as reflected in its average credit quality of AA-. The Fund held a 12% allocation to non-investment grade credits at the end of November, up from 7.6% on May 31, 2016, with the majority of the position invested in the tobacco sector. It also had a 4% weighting in taxable securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

BlackRock California Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s total returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 26, 2015, the Fund’s secondary benchmark, the Custom California Index, was replaced with the S&P® California Municipal Bond Index.

Performance Summary for the Period Ended November 30, 2016

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.43%	2.40%	(3.60)%	(0.28)%	N/A	4.70%	N/A	4.62%	N/A
Investor A	2.05	2.04	(3.65)	(0.51)	(4.73)%	4.48	3.57%	4.38	3.92%
Investor A1	2.24	2.23	(3.58)	(0.38)	N/A	4.61	N/A	4.54	N/A
Investor C	1.40	1.38	(4.09)	(1.25)	(2.22)	3.69	3.69	3.60	3.60
Investor C1	1.84	1.82	(3.90)	(0.87)	N/A	4.09	N/A	4.01	N/A
S&P® Municipal Bond Index	—	—	(2.82)	0.48	N/A	3.74	N/A	4.07	N/A
S&P® California Municipal Bond Index	—	—	(3.67)	(0.09)	N/A	4.47	N/A	4.35	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	5

Fund Summary as of November 30, 2016	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2016, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund’s Service, Investor C and Investor C1 Shares underperformed its secondary benchmark, the Custom New Jersey Index, while the Fund’s Institutional, Investor A and Investor A1 Shares perfomed in line. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

•

U.S. municipal bonds experienced a challenging environment in the past six months. While the market gained ground early in the period due to the “flight to safety” that followed the June Brexit vote, a pick-up in new issuance broke a 14-month streak of positive performance and led to negative returns in September and October. The sell-off accelerated following Donald Trump’s election victory, causing the market to finish November with its worst month of returns since 2008. The prospect of lower tax rates was seen as a possible source of reduced investor demand, while rising infrastructure spending could represent an impetus for increased new-issue supply. This potentially unfavorable combination, together with a spike in U.S. Treasury yields, led to a meaningful downturn for municipal bonds in the final weeks of the period. (Prices and yields move in opposite directions.)

•

New Jersey underperformed the broader U.S. municipal bond market. The state’s credit rating remained under pressure due to continuing budgetary issues, lagging job growth versus the national averages, continued population out-migration and concerns about its pension-funding difficulties.

•

At a time of rising rates, the Fund’s longer-duration bonds underperformed. In addition, the Fund’s overweight in longer-dated maturities and zero coupon issues — both of which have above-average interest rate sensitivity — detracted from performance. Although the Fund was modestly overweight in pre-refunded and escrowed bonds which helped to cushion the Fund as rates rose, they detracted from performance when compared to the NJ-specific benchmark. This was a result of New Jersey’s underperformance versus the broader U.S. municipal bond market and the heavy selling from investors needing to raise cash by moving out of these traditional “safehavens.” The Fund’s overweight exposure to the local tax-backed sector further pressured results.

•

The Fund was helped by its underweight in the tobacco sector, which lagged amid the general underperformance of higher-yielding securities. Security selection in the health care sector was an additional contributor of note. The Fund’s underweight in the AAA rated credit tier benefited relative performance, as this segment underperformed the more highly rated categories. Positions in shorter duration and short-call bonds also contributed to performance. (Duration is a measure of interest rate sensitivity.) The Fund utilized U.S. Treasury futures contracts to manage risk against a rise in interest rates, which had a positive impact on performance due to the weakness in the Treasury market late in the period.

Describe recent portfolio activity.

•

New-issue supply in New Jersey was fairly muted, but the Fund participated in new issuance when possible in order to remain broadly diversified and maintain an attractive distribution rate. Although overall portfolio activity for the period was subdued, the investment adviser remained on the lookout for opportunities to add income and capitalize on relative-value trading situations created by increased market volatility.

Describe portfolio positioning at period end.

•	The Fund closed November with a slightly long duration stance relative to the Custom New Jersey Index, as the market sell-off caused the duration of the portfolio’s holdings to lengthen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended November 30, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.65%	2.41%	(3.92)%	0.44%	N/A	4.33%	N/A	4.08%	N/A
Service	2.39	2.15	(4.00)	0.30	N/A	4.21	N/A	3.92	N/A
Investor A	2.29	2.14	(3.99)	0.30	(3.97)%	4.21	3.31%	3.92	3.47%
Investor A1	2.44	2.31	(3.93)	0.42	N/A	4.33	N/A	4.06	N/A
Investor C	1.62	1.48	(4.46)	(0.48)	(1.45)	3.40	3.40	3.12	3.12
Investor C1	2.03	1.90	(4.18)	(0.09)	N/A	3.83	N/A	3.55	N/A
S&P® Municipal Bond Index	—	—	(2.82)	0.48	N/A	3.74	N/A	4.07	N/A
Custom New Jersey Index	—	—	(3.94)	2.09	N/A	4.29	N/A	4.31	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	7

Fund Summary as of November 30, 2016	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2016, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund outperformed its secondary benchmark, the Custom Pennsylvania Index, with the exception of the Fund’s Investor C Shares, which underperformed and Investor C1 Shares, which performed in line. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

•

U.S. municipal bonds experienced a challenging environment in the past six months. While the market gained ground early in the period due to the “flight to safety” that followed the June Brexit vote, a pick-up in new issuance broke a 14-month streak of positive performance and led to negative returns in September and October. The sell-off accelerated following Donald Trump’s election victory, causing the market to finish November with its worst month of returns since 2008. The prospect of lower tax rates was seen as a possible source of reduced investor demand, while rising infrastructure spending could represent an impetus for increased new-issue supply. This potentially unfavorable combination, together with a spike in U.S. Treasury yields, led to a meaningful downturn for municipal bonds in the final weeks of the period. (Prices and yields move in opposite directions.)

•

Pennsylvania underperformed the national tax-exempt market. Negative headlines about pension funding nationwide highlighted Pennsylvania’s poor funding ratio and its inability to implement meaningful pension reforms. Additionally, Pennsylvania’s economic and job growth expanded at a slower rate than the national average. These factors continued to pressure the annual budget and strain the state’s finances.

•

The Fund utilized U.S. Treasury futures contracts to manage risk against a rise in interest rates, which had a positive impact on performance due to the weakness in the Treasury market late in the period.

•

Underweight positions in the state and local tax-backed, transportation and utility sectors were the largest contributors to relative performance. The Fund’s investments in pre-refunded issues also benefited its six-month results, as their low duration (interest-rate sensitivity) enabled them to hold up better than longer duration bonds at a time of rising yields.

•

Select holdings in the corporate muni sector detracted from performance, as a specific issuer received multiple-notch downgrades due to its deteriorating credit fundamentals. Positions in the housing and health care sectors also detracted from relative performance. Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called, needed to be reinvested at materially lower prevailing rates.

Describe recent portfolio activity.

•

The investment adviser made no material changes to the portfolio’s structure. When interest rates moved higher late in the period, it implemented a few trades to sell lower-yielding securities and buy higher-yielding bonds without altering the Fund’s duration or credit profile. The investment adviser also marginally reduced the Fund’s leverage.

Describe portfolio positioning at period end.

•

Relative to the Custom Pennsylvania Index, the Fund closed November with a neutral duration posture and a longer yield curve exposure. At the sector level, the Fund maintained an underweight in state and local tax-backed debt due to poorly funded pensions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended November 30, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.33%	2.09%	(3.58)%	0.35%	N/A	4.24%	N/A	4.11%	N/A
Service	2.06	1.87	(3.68)	0.17	N/A	4.07	N/A	3.91	N/A
Investor A	1.98	1.85	(3.68)	0.17	(4.09)%	4.06	3.16%	3.89	3.44%
Investor A1	2.14	2.01	(3.60)	0.33	N/A	4.24	N/A	4.07	N/A
Investor C	1.31	1.20	(4.05)	(0.61)	(1.58)	3.25	3.25	3.10	3.10
Investor C1	1.72	1.59	(3.86)	(0.21)	N/A	3.68	N/A	3.53	N/A
S&P® Municipal Bond Index	—	—	(2.82)	0.48	N/A	3.74	N/A	4.07	N/A
Custom Pennsylvania Index	—	—	(3.82)	0.39	N/A	4.29	N/A	4.44	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	9

Fund Summary as of November 30, 2016	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2016, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

•

U.S. municipal bonds experienced a challenging environment in the past six months. While the market gained ground early in the period due to the “flight to safety” that followed the June Brexit vote, a pick-up in new issuance broke a 14-month streak of positive performance and led to negative returns in September and October. The sell-off accelerated following Donald Trump’s election victory, causing the market to finish November with its worst month of returns since 2008. The prospect of lower tax rates was seen as a possible source of reduced investor demand, while rising infrastructure spending could represent an impetus for increased new-issue supply. This potentially unfavorable combination, together with a spike in U.S. Treasury yields, led to a meaningful downturn for municipal bonds in the final weeks of the period. (Prices and yields move in opposite directions.)

•

Security selection, particularly within the state tax-backed and utilities sectors, detracted from performance. The Fund’s tactical duration position also weighed on results, as did its position in bonds with maturities of 20 years and above. (Duration is a measure of interest-rate sensitivity.)

•

The Fund benefited from its sector allocations, led by its overweight position in health care. The Fund utilized U.S. Treasury futures contracts to manage risk against a rise in interest rates, which helped performance due to the weakness in the Treasury market late in the period.

Describe recent portfolio activity.

•

The Fund entered the period with a lower duration than that of the benchmark, but it subsequently moved to an overweight position. The Fund’s cash position rose from 3.9% to 7%, as the investment adviser sought to manage cash flows and position the Fund to invest at more attractive yields. The Fund’s elevated cash supported Fund performance during the period.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund was overweight in the tobacco sector and underweight in tax-backed issues. On an absolute basis, its largest sector weightings were in the state tax-backed and transportation areas. The Fund made its largest increases in the utilities and dedicated tax sectors.

•	The Fund maintained a high-quality bias, with its largest allocations to the AA and AAA rating tiers. About 23% of the Fund’s assets were in high yield (below investment grade) bonds.

•	The Fund held an allocation of approximately 27% to the long end of the yield curve (bonds with maturities of 25 years and above), down from 30% at the beginning of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

BlackRock Strategic Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s total returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended November 30, 2016

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.79%	2.74%	(3.75)%	0.63%	N/A	3.97%	N/A	4.41%	N/A
Investor A	2.47	2.41	(3.77)	0.50	(3.77)%	3.72	2.83%	4.17	3.72%
Investor A1	2.69	2.63	(3.78)	0.64	N/A	3.87	N/A	4.32	N/A
Investor C	1.80	1.74	(4.22)	(0.35)	(1.33)	2.94	2.94	3.39	3.39
S&P® Municipal Bond Index	—	—	(2.82)	0.48	N/A	3.74	N/A	4.07	N/A
S&P® Municipal Bond Investment Grade Index	—	—	(3.07)	0.13	N/A	3.49	N/A	4.03	N/A
S&P® Municipal Bond High Yield Index	—	—	0.50	5.20	N/A	7.42	N/A	4.60	N/A
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	(2.71)	5.42	N/A	6.07	N/A	6.20	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	(1.99)	1.90	N/A	4.80	N/A	4.36	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	11

Portfolio Information as of November 30, 2016

BlackRock California Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

County/City/Special District/School District	27%
Utilities	20
Transportation	15
Education	13
Health	12
State	8
Tobacco	5

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	11%
AA/Aa	60
A	15
BBB/Baa	1
BB/Ba	2
B	3
CCC/Caa	1
N/R4	7

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	1%
2017	6
2018	3
2019	12
2020	4

BlackRock New Jersey Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Transportation	25%
Education	19
County/City/Special District/School District	19
Health	18
State	10
Corporate	3
Utilities	3
Housing	2
Tobacco	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	1%
AA/Aa	46
A	39
BBB/Baa	7
BB/Ba	1
B	4
N/R4	2

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	—
2017	9%
2018	6
2019	6
2020	5

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

[2]	Excludes short-term securities.

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s long-term investments.

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Portfolio Information as of November 30, 2016 (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Health	25%
Education	22
Transportation	11
State	11
County/City/Special District/School District	10
Housing	9
Utilities	6
Corporate	5
Tobacco	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	—
AA/Aa	51%
A	28
BBB/Baa	7
BB/Ba	3
CCC/Caa	1
N/R4	10

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	—
2017	6%
2018	9
2019	14
2020	19

BlackRock Strategic Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

Transportation	21%
State	20
Education	14
Utilities	13
County/City/Special District/School District	10
Health	9
Tobacco	9
Corporate	2
Housing	1
Health Care Providers & Services	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	16%
AA/Aa	36
A	14
BBB/Baa	10
BB/Ba	7
B	8
CCC/Caa	1
N/R5	8

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	2%
2017	6
2018	2
2019	2
2020	5

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

[2]	Excludes short-term securities.

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represented 5% of the Fund’s long-term investments.

[5]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s long-term investments.

[6]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1 and Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on June 1, 2016 and held through November 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock California Municipal Opportunities Fund	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Ending Account Value November 30, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$964.00	$2.66	$2.31	$1,000.00	$1,022.36	$2.74	$1,022.71	$2.38
Investor A	$1,000.00	$963.50	$3.89	$3.54	$1,000.00	$1,021.11	$4.00	$1,021.46	$3.65
Investor A1	$1,000.00	$964.20	$3.20	$2.86	$1,000.00	$1,021.81	$3.29	$1,022.16	$2.94
Investor C	$1,000.00	$959.10	$7.56	$7.22	$1,000.00	$1,017.35	$7.79	$1,017.70	$7.44
Investor C1	$1,000.00	$961.00	$5.65	$5.31	$1,000.00	$1,019.30	$5.82	$1,019.65	$5.47

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional Class, 0.79% for Investor A Class, 0.65% for Investor A1 Class, 1.54% for Investor C Class and 1.14% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.47% for Institutional Class, 0.72% for Investor A Class, 0.58% for Investor A1 Class, 1.47% for Investor C Class and 1.08% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock New Jersey Municipal Bond Fund	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Ending Account Value November 30, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$960.80	$3.49	$3.29	$1,000.00	$1,021.51	$3.60	$1,021.71	$3.40
Service	$1,000.00	$960.00	$4.27	$4.08	$1,000.00	$1,020.71	$4.20	$1,020.91	$4.20
Investor A	$1,000.00	$960.10	$4.27	$4.08	$1,000.00	$1,020.71	$4.20	$1,020.91	$4.20
Investor A1	$1,000.00	$960.70	$3.64	$3.58	$1,000.00	$1,021.36	$3.44	$1,021.56	$3.55
Investor C	$1,000.00	$955.40	$8.04	$7.84	$1,000.00	$1,016.85	$8.29	$1,017.05	$8.09
Investor C1	$1,000.00	$958.20	$6.14	$5.94	$1,000.00	$1,018.80	$6.33	$1,019.00	$6.12

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional Class, 0.87% for Service Class, 0.87% for Investor A Class, 0.74% for Investor A1 Class, 1.64% for Investor C Class and 1.25% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.67% for Institutional Class, 0.83% for Service Class, 0.83% for Investor A Class, 0.70% for Investor A1 Class, 1.59% for Investor C Class and 1.21% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	15

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Pennsylvania Municipal Bond Fund	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Ending Account Value November 30, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$964.20	$4.09	$3.30	$1,000.00	$1,020.91	$4.20	$1,021.71	$3.40
Service	$1,000.00	$963.20	$5.07	$4.28	$1,000.00	$1,019.90	$5.22	$1,020.71	$4.41
Investor A	$1,000.00	$963.20	$5.07	$4.28	$1,000.00	$1,019.90	$5.22	$1,020.71	$4.41
Investor A1	$1,000.00	$964.00	$4.28	$3.50	$1,000.00	$1,020.71	$4.41	$1,021.51	$3.60
Investor C	$1,000.00	$959.50	$8.79	$8.01	$1,000.00	$1,016.09	$9.05	$1,016.90	$8.24
Investor C1	$1,000.00	$961.40	$6.83	$6.05	$1,000.00	$1,018.10	$7.03	$1,018.90	$6.23

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.83% for Institutional Class, 1.03% for Service Class, 1.03% for Investor A Class, 0.87% for Investor A1 Class, 1.79% for Investor C Class and 1.39% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.67% for Institutional Class, 0.87% for Service Class, 0.87% for Investor A Class, 0.71% for Investor A1 Class, 1.63% for Investor C Class and 1.23% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Strategic Municipal Opportunities Fund	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[1]	Ending Account Value November 30, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$962.50	$3.25	$2.76	$1,000.00	$1,021.76	$3.35	$1,022.26	$2.84
Investor A	$1,000.00	$962.30	$4.28	$3.79	$1,000.00	$1,020.71	$4.41	$1,021.21	$3.90
Investor A1	$1,000.00	$962.20	$3.64	$3.15	$1,000.00	$1,021.36	$3.75	$1,021.86	$3.24
Investor C	$1,000.00	$957.80	$8.05	$7.56	$1,000.00	$1,016.85	$8.29	$1,017.35	$7.79

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Institutional Class, 0.87% for Investor A Class, 0.74% for Investor A1 Class and 1.64% for Investor C Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional Class, 0.77% for Investor A Class, 0.64% for Investor A1 Class and 1.54% for Investor C Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

16	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	17

Schedule of Investments November 30, 2016 (Unaudited)	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Services & Supplies — 0.5%
California Institute of Technology, 4.28%, 9/01/2116	$3,000	$2,542,158
University of Southern California, 3.03%, 10/01/39	3,200	2,836,634

		5,378,792
Health Care Providers & Services — 0.1%
Providence St. Joseph Health Obligated Group, Series I, 3.74%, 10/01/47	735	682,683
Software — 0.2%
Microsoft Corp., 3.45%, 8/08/36	3,200	3,019,926
Total Corporate Bonds — 0.8%		9,081,401

Municipal Bonds
California — 83.6%
County/City/Special District/School District — 25.2%
Anaheim Public Financing Authority, Refunding RB, Series A, 5.00%, 5/01/39	3,750	4,089,075
California Infrastructure & Economic Development Bank, RB, Goodwill Industry San Joaquin, 5.85%, 9/01/37	2,985	2,989,567
Central Union High School District-Imperial County, GO, Election of 2016, 5.25%, 8/01/46	4,240	4,810,534
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/37	6,800	6,826,792
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 3/01/33	140	152,578
City & County of San Francisco Redevelopment Agency, Tax Allocation Bonds (a):
3.00%, 8/01/21	1,500	1,493,145
Mission Bay South Redevelopment Project, 0.00%, 8/01/23 (b)	1,000	696,310
Mission Bay South Redevelopment Project, 0.00%, 8/01/31 (b)	3,000	1,262,610
Mission Bay South Redevelopment Project, 0.00%, 8/01/43 (b)	1,000	197,990
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,015,000
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	6,636,448
City of Rancho Cordova Community Facilities District, Refunding, Sunridge Anatolia Community Facilities, Special Tax Bonds:
3.00%, 9/01/32	900	776,223
3.00%, 9/01/33	820	696,065
3.00%, 9/01/34	875	731,955
4.00%, 9/01/37	1,000	955,060
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,764,860

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Corona-Norco Unified School District, GO, Refunding, Series A, 4.00%, 8/01/39	$7,710	$7,719,406
County of Los Angeles California, GO, 3.00%, 6/30/17	20,000	20,249,600
County of Orange California Water District, COP, Refunding:
5.25%, 8/15/34	12,200	13,293,120
Series A, 5.00%, 8/15/32	3,030	3,305,397
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	11,200	12,562,592
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	3,095	3,568,999
5.50%, 3/01/41	10,550	11,948,086
County of Ventura California, COP, Refunding, Public Financing Authority III, 5.75%, 8/15/19 (c)	1,000	1,113,490
El Monte City School District, GO, Los Angeles Country, California, Series B, 5.50%, 8/01/46 (d)	4,265	4,851,523
Elk Grove Finance Authority, Refunding, Special Tax Bonds:
3.00%, 9/01/35	2,150	1,779,082
3.13%, 9/01/36	1,275	1,063,006
5.00%, 9/01/41	11,000	11,565,620
5.00%, 9/01/46	7,500	7,865,400
Folsom Cordova Unified School District School Facilities Improvement, GO:
District No. 4, Election of 2012, Series B, 5.25%, 10/01/35	3,210	3,673,010
District No. 5, Election of 2014, Series A, 5.25%, 10/01/35	4,710	5,389,370
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 8/01/40	17,500	17,695,475
Grossmont California Healthcare District, GO, Election of 2006, Series B (c):
6.00%, 7/15/21	2,770	3,282,228
6.13%, 7/15/21	3,045	3,624,890
Los Angeles Community College District, GO, Refunding:
5.00%, 8/01/38	9,950	11,243,401
Election of 2008, Series A, 6.00%, 8/01/19 (c)	6,250	6,987,125
Los Angeles Unified School District, GO, Refunding (NPFGC), 5.75%, 7/01/17	1,000	1,028,520
Metropolitan Water District of Southern California, GO, Refunding Series A, 5.00%, 3/01/20	7,175	7,940,286
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	2,585	2,990,457
Mountain View-Whisman School District, GO, Election of 2012, Series B, 4.00%, 9/01/42	5,250	5,330,378

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	CAB	Capital Appreciation Bonds	LRB	Lease Revenue Bonds
AGC	Assured Guarantee Corp.	COP	Certificates of Participation	M/F	Multi-Family
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	MRB	Mortgage Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	ETF	Exchange-Traded Fund	RB	Revenue Bonds
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	S/F	Single-Family
BAM	Build America Mutual Assurance Co.	HFA	Housing Finance Agency	SPDR	Standard & Poor’s Depository Receipts
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Ohlone Community College District, GO, Election of 2010, Series C, 4.00%, 8/01/41	$5,000	$4,992,000
Ohlone Community College District, Refunding, GO, 4.00%, 8/01/41	11,000	10,982,400
Pittsburg Unified School District, Refunding, GO, 4.00%, 8/01/40	10,000	9,908,800
Redwood City School District, GO, Election of 2015, 4.00%, 8/01/46	2,000	1,972,520
Riverside County Transportation Commission, Refunding RB, Limited Tax, Series A, 5.25%, 6/01/39	3,180	3,577,850
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District, Series A, 5.00%, 10/01/41 (d)	7,250	8,000,665
San Diego Community College District, Refunding, GO, 5.00%, 8/01/41	9,000	10,130,400
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 5/01/42	2,010	2,274,194
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	5,000	5,689,700
Santa Clarita Community College District, Refunding, GO, 4.00%, 8/01/41	10,000	10,055,400
South San Francisco Unified School District, GO, Refunding, Measure J, Series C, 4.00%, 9/01/37	10,000	10,222,100
West Contra Costa California Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,440	4,984,522
Western Placer Unified School District, Refunding, COP, Refunding (AGM) 4.00%, 8/01/41	2,500	2,501,875

		294,457,099
Education — 6.6%
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 4/01/40	2,500	2,811,825
California Infrastructure & Economic Development Bank, RB, Build America Bonds, 6.49%, 5/15/49	2,125	2,735,109
California Infrastructure & Economic Development Bank, Refunding RB, Sanford Consortium Project, Series A, 4.00%, 5/15/40	10,510	10,559,187
California Municipal Finance Authority, RB:
California Baptist University, Series A, 5.00%, 11/01/36 (a)	1,500	1,462,995
California Baptist University, Series A, 5.00%, 11/01/46 (a)	4,000	3,788,720
Emerson College, 6.00%, 1/01/42	7,000	7,969,360
John Adams Academy, 5.25%, 10/01/45	1,060	1,067,367
Vista Charter Middle School, 6.00%, 7/01/44	500	511,885
California State University, Refunding RB, Systemwide, Series A, 4.00%, 11/01/37	2,000	2,010,880
University of California, RB:
Build America Bonds, 6.30%, 5/15/50	3,790	4,321,434
General, Series AQ, 4.77%, 5/15/15	1,055	998,315
Series K, 5.00%, 5/15/37	2,000	2,248,340
Series AM, 5.25%, 5/15/37	3,535	4,002,362
Series AM, 5.25%, 5/15/44	11,495	12,925,668
University of California, Refunding RB:
Limited Project, Series I, 5.00%, 5/15/40	6,030	6,682,506

Municipal Bonds	Par (000)	Value
California (continued)
Education (continued)
University of California, Refunding RB (continued):
Series AR, 5.00%, 5/15/41	$5,415	$6,073,410
Series AR, 5.00%, 5/15/46	6,020	6,726,266

		76,895,629
Health — 9.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	3,775	4,164,995
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/19 (c)	5,385	6,008,529
Children’s Hospital, Series A, 5.25%, 11/01/41	7,000	7,631,540
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,168,393
Sutter Health, Series B, 6.00%, 8/15/42	9,775	11,042,036
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	2,075	2,295,614
Catholic Healthcare West, Series A, 6.00%, 7/01/39	6,000	6,546,240
Stanford Hospital, Series A-3, 5.50%, 11/15/40	12,375	14,028,052
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	17,090	18,666,211
Lancer Educational Student Housing Project, Series A, 5.00%, 6/01/36 (a)	2,900	2,761,177
Lancer Educational Student Housing Project, Series A, 5.00%, 6/01/46 (a)	4,100	3,770,073
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (a)	10,000	10,096,800
California Statewide Communities Development Authority, Refunding RB:
John Muir Health, Series A, 4.00%, 8/15/41	1,750	1,650,128
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,493,050
Palomar Health, Refunding RB:
5.00%, 11/01/36	1,785	1,892,975
5.00%, 11/01/39	1,670	1,760,230
Regents of the University of California Medical Center Pooled Revenue, RB, Build America Bonds, Series H, 6.40%, 5/15/31	2,925	3,658,707

		109,634,750
Housing — 0.1%
California HFA, Refunding RB, Series A, 3.85%, 8/01/31	1,500	1,434,270
State — 6.7%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	5,000	5,337,900
State of California, GO:
Build America Bonds, Various Purposes, 7.60%, 11/01/40	2,000	2,995,860
Various Purposes, 6.00%, 3/01/33	4,195	4,743,664
Various Purposes, 6.50%, 4/01/33	7,925	8,774,164
Various Purposes, 6.00%, 4/01/38	16,080	17,573,349
State of California, GO, Refunding, 5.00%, 9/01/37	5,000	5,610,500

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	19

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
State (continued)
State of California Public Works Board, LRB:
Correctional Facilities Improvements, Series A, 5.00%, 9/01/39	$11,635	$12,877,036
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,049,600
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/19 (c)	3,060	3,400,976
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,297,916
Various Capital Projects, Series I, 5.50%, 11/01/33	2,295	2,683,842
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19 (c)	1,725	1,967,138

		78,311,945
Tobacco — 4.1%
County of California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp., 5.60%, 6/01/36	1,980	2,011,185
County of California Tobacco Securitization Agency, Refunding RB:
Asset-Backed, Merced County, Series A, 5.13%, 6/01/38	1,000	939,260
Asset-Backed, Merced County, Series A, 5.25%, 6/01/45	1,085	1,085,488
Asset-Backed, Sonoma County, 5.13%, 6/01/38	100	94,402
Asset-Backed, Sonoma County, 5.25%, 6/01/45	115	107,216
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/36	2,410	2,238,360
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/47	2,595	2,352,757
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	8,590	8,725,464
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	15,000	13,632,750
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	8,450	7,625,702
5.13%, 6/01/46	10,000	8,744,400

		47,556,984
Transportation — 11.4%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	2,000	2,873,580
Burbank-Glendale-Pasadena California Airport Authority, ARB, Series B, 5.56%, 7/01/32	1,000	1,097,540
City & County of San Francisco California Airports Commission, ARB:
San Francisco International Airport, 5.00%, 5/01/46	5,000	5,450,550
Series E, 6.00%, 5/01/39	5,150	5,652,949
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	880	883,731
City & County of San Francisco California Airports Commission, RB, San Francisco International Airport, Series A , AMT, 5.00%, 5/01/41	4,170	4,470,782

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
5.25%, 5/01/33	$1,645	$1,805,223
5.00%, 5/01/40	4,315	4,589,520
City of Long Beach California Harbor Revenue, RB, Series D:
5.00%, 5/15/39	3,000	3,343,230
5.00%, 5/15/42	1,060	1,182,101
City of Los Angeles California Department of Airports, RB, AMT:
Series A, 5.00%, 5/15/33	3,000	3,303,780
Series A, 5.00%, 5/15/35	2,000	2,187,500
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
Senior Series A, 5.00%, 5/15/34	8,600	9,276,734
Senior Series A, 5.00%, 5/15/40	11,690	12,684,468
Senior Series C, 3.89%, 5/15/38 (d)	5,000	4,997,900
City of San Francisco Municipal Transportation Agency, RB, 5.00%, 3/01/44	5,000	5,506,750
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	6,675	7,502,767
6.25%, 3/01/34	2,450	2,802,776
City of San Jose California, Refunding RB, Series A (AMBAC), 5.00%, 3/01/37	10,000	10,075,400
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,076,230
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	1,600	1,696,288
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,020	13,880,752
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	3,150	3,343,662
Port of Los Angeles, Refunding RB, Series C, 4.00%, 8/01/39	5,500	5,556,980
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 4.50%, 5/01/32	12,000	12,733,440
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 4/01/32	2,355	2,867,260

		132,841,893
Utilities — 20.1%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, RB, Green Bonds, Series A:
4.00%, 10/01/39	10,295	10,424,717
4.00%, 10/01/40	5,000	5,059,250
City of Los Angeles California Department of Water & Power, RB:
Build America Bonds, 6.60%, 7/01/50	3,000	4,187,250
Build America Bonds, Series D, 6.57%, 7/01/45	1,500	2,059,590
Power System, Series A, 5.00%, 7/01/46	3,495	3,891,298
Power System, Sub-Series A-1, 5.25%, 7/01/38	5,270	5,548,730
Series A, 5.00%, 7/01/41	7,890	8,817,154
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	9,001,760
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, 5.38%, 6/01/39	5,060	5,483,724

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	$5,625	$6,442,931
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB:
5.00%, 11/01/34	10,000	11,437,000
5.00%, 11/01/29	10,000	11,757,800
5.00%, 11/01/35	4,965	5,664,916
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,223,716
County of Los Angeles California, Sanitation Districts Financing Authority, Refunding RB, Series A, Capital Projects, 5.00%, 10/01/34	6,065	6,702,492
County of Los Angeles Sanitation Districts Financing Authority, RB, Series A, 4.00%, 10/01/42	16,425	16,241,533
County of Sacramento California Sanitation Districts Financing Authority, RB (NPFGC), 5.00%, 12/01/36	2,890	2,898,786
County of San Diego California Water Authority Financing Corp., Refunding RB:
Series B, 5.00%, 5/01/34	3,110	3,543,067
Series B, 5.00%, 5/01/35	5,000	5,683,250
Series B, 5.00%, 5/01/36	10,900	12,361,145
Series B, 5.00%, 5/01/37	2,175	2,460,926
Dublin-San Ramon Services District Water, Refunding RB, 5.50%, 8/01/36	4,235	4,720,119
Imperial Irrigation District Electric System Revenue, Refunding RB, Series C, 5.00%, 11/01/37	3,000	3,348,150
Irvine Ranch Water District, Special Assessment Bonds:
5.25%, 2/01/41	19,350	22,364,343
Build America Bonds, Series B, 6.62%, 5/01/40	4,000	5,176,200
Los Angeles Department of Water & Power, RB, Series B:
5.00%, 7/01/42	2,210	2,467,863
5.00%, 7/01/45	1,090	1,214,489
Marin Water District Financing Authority, Refunding RB, 5.00%, 7/01/40	5,000	5,619,150
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,573,100
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 6/01/40	2,150	2,701,733
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (c)	10,000	10,931,700
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/19 (c)	6,395	6,990,950
Vista Joint Powers Financing Authority, Refunding LRB, Lease, 5.25%, 5/01/37	15,000	17,028,300

		234,027,132
Total Municipal Bonds in California		975,159,702

Puerto Rico — 1.5%
State — 0.4%
Commonwealth of Puerto Rico, GO, Series A, 6.00%, 7/01/38 (e)(f)	1,630	1,063,575
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A, 5.50%, 7/01/39 (e)(f)	1,470	964,688
Series A, 8.00%, 7/01/35 (e)(f)	3,820	2,683,550

		4,711,813

Municipal Bonds	Par (000)	Value
Puerto Rico (continued)
Tobacco — 0.7%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed:
5.63%, 5/15/43	$4,940	$4,878,250
Bonds, 5.50%, 5/15/39	3,075	3,086,070

		7,964,320
Utilities — 0.4%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	3,520	2,671,434
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24	665	528,136
6.00%, 7/01/38	2,300	1,755,751

		4,955,321
Total Municipal Bonds in Puerto Rico		17,631,454
Total Municipal Bonds — 85.3%		992,791,156

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 16.4%
County/City/Special District/School District — 2.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	20,000	21,681,000
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/37	9,190	9,226,209

		30,907,209
Education — 6.3%
California State University, Refunding RB, Systemwide, Series A:
4.00%, 11/01/34	29,175	29,748,470
5.00%, 11/01/45	11,650	12,923,229
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	16,000	17,734,240
Series AR, 5.00%, 5/15/46	12,000	13,407,840

		73,813,779
Health — 2.8%
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/47	30,070	32,418,166
State — 1.2%
State of California, GO, Refunding, Various Purposes, 4.00%, 9/01/34	13,790	14,046,287
Transportation — 3.4%
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, AMT, 5.00%, 5/01/46	25,000	26,682,250
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/48 (a)(h)	11,490	12,852,024

		39,534,274
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.4%		190,719,715
Total Long-Term Investments (Cost — $1,212,790,654) — 102.3%		1,192,592,272

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	21

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.43% (i)(j)	50,535,896	$50,535,896
Total Short-Term Securities (Cost — $50,535,896) — 4.3%		50,535,896
Total Investments (Cost — $1,263,326,550) — 106.6%		1,243,128,168
Other Assets Less Liabilities — 1.0%		12,723,063
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.6)%		(89,244,256)

Net Assets — 100.0%		$1,166,606,975

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Variable rate security. Rate as of period end.

(i)	During the period ended November 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at November 30, 2016	Value at November 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	94,833,083	(44,297,187)	50,535,896	$50,535,896	$117,091	$97,975

(j)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(68)	5-Year U.S. Treasury Note	March 2017	$8,013,375	$8,928
(664)	10-Year U.S. Treasury Note	March 2017	$82,678,375	287,435
(566)	Long U.S. Treasury Bond	March 2017	$85,625,188	564,634
(158)	Ultra U.S. Treasury Bond	March 2017	$25,502,187	132,037
Total				$993,034

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$993,034	—	$993,034

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock California Municipal Opportunities Fund

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$16,557,133	—	$16,557,133
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,239,161	—	$1,239,161

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$234,499,547

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$1,192,592,272	—	$1,192,592,272
Short-Term Securities	$50,535,896	—	—	50,535,896

Total	$50,535,896	$1,192,592,272	—	$1,243,128,168

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$993,034	—	—	$993,034
[1] See above Schedule of Investments for values in each sector or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$321,728	—	—	$321,728
Cash pledged for futures contracts	4,254,900	—	—	4,254,900
Liabilities:
TOB Trust Certificates	—	$(89,184,988)	—	(89,184,988)

Total	$4,576,628	$(89,184,988)	—	$(84,608,360)

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	23

Schedule of Investments November 30, 2016 (Unaudited)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 93.9%
Corporate — 2.9%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.25%, 9/15/29	$3,500	$3,703,244
Series B, 5.63%, 11/15/30	1,000	1,100,760
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,445	1,571,640
Series B, 5.60%, 11/01/34	1,000	1,084,870
Series D, 4.88%, 11/01/29	1,000	1,049,480

		8,509,994
County/City/Special District/School District — 16.0%
Carlstadt School District, GO, Refunding, 4.00%, 5/01/30	1,415	1,465,530
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,020	985,667
5.25%, 11/01/44	990	945,341
(AGM), 4.00%, 11/01/34	500	474,775
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 7/01/39	660	722,555
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/35	600	605,994
5.00%, 7/01/36	145	146,364
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	735	788,104
County of Essex New Jersey Improvement Authority, RB:
AMT, 5.25%, 7/01/45 (a)	1,000	983,230
Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,205,289
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,850,055
County of Hudson New Jersey Improvement Authority, GO, Refunding, 4.00%, 12/01/30	2,645	2,791,427
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C, 5.25%, 1/01/46	3,900	4,100,304
County of Ocean New Jersey, GO, General Improvement, 3.00%, 12/01/32	1,000	924,130
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,250	1,297,863
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,150,140
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	1,500	1,648,035
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,000	2,252,060
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,890,600
New Jersey Health Care Facilities Financing Authority, RB, Greystone Park Psychiatric Hospital Project, Series A, 5.00%, 9/15/29	2,000	2,043,120
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hunterdon Medical Center:
5.00%, 7/01/31	300	328,908
5.00%, 7/01/45	2,650	2,836,162

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC), 5.50%, 3/01/21 (b)	$805	$925,814
Newark New Jersey Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,775	1,775,089
Township of Egg Harbor New Jersey School District, GO, Refunding (AGM), 5.75%, 7/15/25	2,000	2,419,640
Township of Franklin New Jersey Board of Education/Somerset County, GO, 3.00%, 2/01/31	2,350	2,216,590
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/31	2,445	2,702,263
5.00%, 7/15/32	350	385,102
Township of Montclair New Jersey, GO, Refunding, Series B:
5.00%, 10/01/27	500	589,980
4.00%, 10/01/28	300	323,718
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 2/15/36	1,350	1,491,291

		46,265,140
Education — 19.6%
Atlantic County Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	2,000	1,877,740
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 7/01/44	530	569,771
Series A, 5.00%, 7/01/34	1,855	2,025,252
Series A (AGM), 3.25%, 7/01/35	1,000	897,560
New Jersey EDA, RB:
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	2,000	2,234,700
School Facilities Construction (AGC), 5.50%, 12/15/34	535	567,244
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,090,370
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (a):
4.75%, 8/01/24	350	353,567
5.63%, 8/01/34	250	251,293
5.88%, 8/01/44	430	433,122
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/33	2,750	2,767,352
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/35	710	712,790
College of New Jersey, 3.50%, 7/01/31	1,000	977,150
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (c)	3,340	3,539,946
College of New Jersey, Series F, 4.00%, 7/01/33	730	742,797
College of New Jersey, Series F, 4.00%, 7/01/35	505	510,605
Georgian Court University, Series D, 5.00%, 7/01/33	500	507,895
Kean University, Series A, 5.25%, 9/01/29	1,705	1,831,102
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,081,870
Kean University, Series H, 4.00%, 7/01/39	715	704,511

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued):
Montclair State University, Series A, 5.00%, 7/01/33	$2,005	$2,216,447
Montclair State University, Series B, 5.00%, 7/01/34	660	738,870
Montclair State University, Series B, 5.00%, 7/01/33	900	1,013,796
New Jersey City University, Series A, 5.00%, 7/01/40	1,000	1,077,310
Ramapo College, Series B, 5.00%, 7/01/42	560	601,535
Stockton University, Series A, 5.00%, 7/01/41	630	667,882
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (c)	2,500	2,865,875
William Paterson University (AGC), 5.00%, 7/01/38	240	250,951
William Paterson University, Series C, 4.00%, 7/01/35	1,500	1,505,595
William Paterson University, Series E (BAM), 5.00%, 7/01/33	1,250	1,380,100
William Paterson University, Series E (BAM), 5.00%, 7/01/34	1,335	1,467,165
William Paterson University, Series E (BAM), 5.00%, 7/01/35	1,500	1,645,965
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	805	868,201
Series 1A, 5.00%, 12/01/25	70	73,274
Series 1A, 5.00%, 12/01/26	425	443,968
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,661,340
5.00%, 7/01/40	5,000	5,397,850
5.00%, 7/01/42	915	1,004,505
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,000	2,155,560
Rutgers — The State University of New Jersey, Refunding RB:
Series L, 5.00%, 5/01/43	2,500	2,768,375
Series M, 5.00%, 5/01/29	2,520	2,914,456

		56,395,657
Health — 18.4%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,901,060
New Jersey EDA, Refunding RB, Lions Gate Project, 4.88%, 1/01/29	650	665,717
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,810	1,879,613
Robert Wood Johnson University Hospital, Series A, 5.25%, 7/01/35	1,460	1,609,986
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/39	1,150	1,238,607
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/43	1,535	1,649,081
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	920	1,023,362
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,620	3,911,989

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (c)	$2,985	$3,522,897
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/36 (d)	7,360	2,740,128
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/37 (d)	7,000	2,472,960
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (b)	80	86,434
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,710,448
Holy Name Medical Center, 5.00%, 7/01/25	500	536,835
Inspira Health Obligated Group, Series A, 3.00%, 7/01/32	785	684,598
Meridian Health System Obligated Group, 5.00%, 7/01/27	1,500	1,665,825
Princeton Healthcare System, 5.00%, 7/01/34	1,000	1,103,230
Princeton Healthcare System, 5.00%, 7/01/39	4,060	4,410,825
Robert Wood Johnson University Hospital, 5.00%, 1/01/20 (c)	1,500	1,652,475
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/32	2,300	2,242,569
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	835	787,931
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	1,540	1,635,095
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	1,540	1,794,470
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,160	4,174,851
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,000	1,122,920
St. Barnabas Health Care System, Series A, 5.00%, 7/01/25	2,230	2,486,316
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/34	245	226,838
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	650	672,497
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	910	790,208
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	460	494,928
Virtua Health, 5.00%, 7/01/29	285	314,629

		53,209,322
Housing — 2.0%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing:
Series AA, 6.50%, 10/01/38	95	97,686
Series U, AMT, 4.90%, 10/01/27	915	918,459
Series U, AMT, 4.95%, 10/01/32	230	230,692
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,777,924
4.38%, 12/01/33	2,515	2,607,879

		5,632,640
State — 9.8%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24 (d)	10,000	7,670,600
CAB, Series B, 0.00%, 11/01/27 (d)	4,135	2,784,757
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,069,946

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	25

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (d)	$1,675	$1,466,479
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,048,240
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	1,100	1,126,532
School Facilities Construction (AGC), 6.00%, 12/15/18 (c)	1,000	1,096,194
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,058,872
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 3/15/21 (d)	2,000	1,774,400
Cigarette Tax, 5.00%, 6/15/22	1,700	1,843,786
Cigarette Tax, 5.00%, 6/15/29	640	666,265
Lions Gate Project, 5.25%, 1/01/44	370	379,661
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/29	1,000	1,020,210
5.25%, 6/15/30	1,110	1,132,433
State of New Jersey, GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,026,380

		28,164,755
Tobacco — 0.3%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	1,025	869,682
Transportation — 22.2%
Delaware River Joint Toll Bridge Commission, Refunding RB, 4.00%, 7/01/34	1,830	1,859,243
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	1,875	2,025,525
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 1/01/40	1,500	1,618,590
New Brunswick Parking Authority, Refunding RB, City Guaranteed, Series B (AGM):
3.00%, 9/01/39	2,500	2,038,125
4.00%, 9/01/40	2,500	2,458,425
New Jersey EDA, RB, AMT, Goethals Bridge Replacement Project:
(AGM), 5.13%, 7/01/42	1,000	1,085,480
5.13%, 1/01/39	1,000	1,088,730
Private Activity Bond, 5.38%, 1/01/43	905	988,676
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/31	3,785	4,170,881
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 1/01/30	1,000	1,215,360
Series I, 5.00%, 1/01/35	2,500	2,690,650
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32 (d)	10,000	4,280,500
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	8,900	3,196,880
CAB, Transportation System, Series A, 0.00%, 12/15/38 (d)	10,000	3,030,700
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/34 (d)	4,870	2,073,159
Federal Highway Reimbursement Revenue Notes, Series A-1, 5.00%, 6/15/30	1,250	1,300,975
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	1,070	1,100,848
Series B, 5.25%, 6/15/26	1,500	1,570,800

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation Program, Series AA, 5.25%, 6/15/31	$2,000	$2,048,840
Transportation Program, Series AA, 5.00%, 6/15/45	1,000	973,300
Transportation System, Series A, 6.00%, 6/15/35	3,185	3,447,094
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,008,332
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 9/01/18	1,000	1,068,780
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,206,330
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,040,980
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,129,070
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
147th Series, 4.75%, 4/15/37	4,700	4,725,615
177th Series, 3.50%, 7/15/37	825	753,283
178th Series, 5.00%, 12/01/43	285	306,218
186th Series, 5.00%, 10/15/44	3,000	3,245,040
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	316,913
5.00%, 11/01/29	295	315,830
5.00%, 11/01/32	440	473,000
5.00%, 11/01/33	250	268,045
5.00%, 11/01/34	250	266,992
5.00%, 11/01/39	1,500	1,583,190

		63,970,399
Utilities — 2.7%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	500	537,390
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 9/01/28	1,355	1,475,595
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 8/01/21 (b)(d)	5,000	4,509,150
Passaic Valley Water Commission, RB, Water Supply, Series A, 6.00%, 12/15/24	1,195	1,309,720

		7,831,855
Total Municipal Bonds in New Jersey		270,849,444

Puerto Rico — 0.9%
Housing — 0.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	750	798,383
Tobacco — 0.6%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	1,825	1,802,187
Total Municipal Bonds in Puerto Rico		2,600,570
Total Municipal Bonds — 94.8%		273,450,014

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey — 5.4%
County/City/Special District/School District — 2.9%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	$1,440	$1,611,245
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	6,300	6,700,806

		8,312,051
Transportation — 2.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	5,001	5,045,204
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	523,076
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,633,456

		7,201,736
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.4%		15,513,787
Total Long-Term Investments (Cost — $280,459,217) — 100.2%		288,963,801

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.43% (g)(h)	4,708,886	$4,708,886
Total Short-Term Securities (Cost — $4,708,886) — 1.6%		4,708,886
Total Investments (Cost — $285,168,103) — 101.8%		293,672,687
Other Assets Less Liabilities — 1.4%		4,044,058
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.2)%		(9,303,897)

Net Assets — 100.0%		$288,412,848

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,927. See Note 4 of the Notes to Financial Statements for details.

(g)	During the period ended November 30, 2016, investments in issuers considered to an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at November 30, 2016	Value at November 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,295,408	2,413,478	4,708,886	$4,708,886	$12,628	$3,907

(h)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(1)	5-Year U.S. Treasury Note	March 2017	$117,844	$131
(26)	10-Year U.S. Treasury Note	March 2017	$3,237,406	12,688
(21)	Long U.S. Treasury Bond	March 2017	$3,176,906	20,629
Total				$33,448

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	27

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$33,448	—	$33,448

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$678,930	—	$678,930
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$44,278	—	$44,278

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,045,758

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$288,963,801	—	$288,963,801
Short-Term Securities	$4,708,886	—	—	4,708,886

Total	$4,708,886	$288,963,801	—	$293,672,687

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$33,448	—	—	$33,448
[1] See above Schedule of Investments for values in each sector or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$131,000	—	—	$131,000
Liabilities:
Bank overdraft	—	$(1,008)	—	(1,008)
TOB Trust Certificates	—	(9,281,449)	—	(9,281,449)

Total	$131,000	$(9,282,457)	—	$(9,151,457)

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments November 30, 2016 (Unaudited)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 87.5%
Corporate — 6.0%
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	$5,000	$4,951,848
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	3,799,842
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,212,100
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	10,231,900
Shippingport Project, Series A, 3.75%, 12/01/40 (a)	3,915	1,874,306
Shippingport Project, Series A, 2.55%, 11/01/41 (a)	1,310	627,163
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,620,881
National Gypsum Co., 5.50%, 11/01/44	1,355	1,427,764

		27,745,804
County/City/Special District/School District — 11.6%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,392,998
5.00%, 5/01/42	5,900	6,074,581
Bethlehem Area School District, GO, Series A (BAM):
5.00%, 8/01/34	2,390	2,600,033
5.00%, 8/01/35	1,790	1,943,170
Boyertown Area School District, GO:
5.00%, 10/01/36	890	969,068
5.00%, 10/01/38	1,335	1,451,799
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	370	370,070
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 6/01/29	2,615	2,866,380
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/19 (b)	825	908,242
County of Montgomery Pennsylvania IDA, RB, Acts Retirement Life Communities, Inc., 5.00%, 11/15/36	3,575	3,805,730
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	1,950	2,058,790
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,728,700
Philadelphia School District, GO, Series E (b):
6.00%, 9/01/18	95	102,785
2014, 6.00%, 9/01/18	5	5,410
2015, 6.00%, 9/01/18	5	5,410
2015-2, 6.00%, 9/01/18	5	5,410
2015-3, 6.00%, 9/01/18	5	5,410
2016, 6.00%, 9/01/18	5	5,410
2016, 6.00%, 9/01/18	6,480	7,011,036
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,527,213
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC) (b):
5.00%, 5/15/19	455	494,194
5.00%, 5/15/19	450	488,421
5.00%, 5/15/19	1,810	1,964,538

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (continued)
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	$5,980	$6,507,795
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,273,498
Township of Lower Paxton Pennsylvania, GO, 5.00%, 4/01/42	630	690,222

		53,256,313
Education — 21.7%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	580	632,757
5.00%, 8/15/25	765	832,312
5.00%, 8/15/26	760	826,872
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	1,058,930
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	2,700	2,973,996
6.38%, 1/01/39	400	434,972
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 8/01/40	1,795	1,948,598
5.00%, 8/01/45	3,695	3,996,992
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	6,070	6,573,749
Villanova University, 5.25%, 12/01/19 (b)	600	666,318
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Moravian College:
5.00%, 10/01/36	890	940,223
3.88%, 10/01/45	1,670	1,491,844
Lancaster Higher Education Authority, RB, Harrisburg Area Community College Project:
3.00%, 4/01/31	1,225	1,101,312
3.00%, 4/01/36	1,660	1,397,986
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 11/01/17 (b)	2,650	2,748,500
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	2,450	2,505,811
State System of Higher Education, Series A (NPFGC), 5.00%, 6/15/17 (b)	3,300	3,373,557
Thomas Jefferson University, 5.00%, 3/01/40	11,000	11,591,140
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 5/01/35	1,565	1,709,903
Drexel University, Series A, 5.25%, 5/01/41	7,140	7,873,778
La Salle University, 5.00%, 5/01/37	1,595	1,651,910
La Salle University, 5.00%, 5/01/42	2,655	2,741,314
State System of Higher Education, Series AL, 5.00%, 6/15/35	1,425	1,546,524
Thomas Jefferson University, 4.00%, 3/01/37	755	752,886
Thomas Jefferson University, 5.00%, 9/01/45	3,000	3,219,840
University of the Sciences Philadelphia, 5.00%, 11/01/31	1,095	1,199,660
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/18 (b)	5,000	5,357,100

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	29

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB (continued):
University Properties, Inc. Student Housing Project, Series A, 5.00%, 7/01/35	$450	$467,348
Widener University, Series A, 5.25%, 7/15/33	2,420	2,625,192
Widener University, Series A, 5.50%, 7/15/38	365	397,678
Pennsylvania State University, RB:
5.00%, 3/01/40	10,000	10,848,400
Series A, 5.00%, 2/15/18 (b)	7,045	7,375,974
Philadelphia Authority for Industrial Development, Refunding RB, 1st Series, 5.00%, 4/01/45	3,330	3,590,839
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	765	787,881
5.00%, 7/01/35	630	649,486
5.00%, 7/01/45	450	459,086
5.00%, 7/01/47	1,180	1,201,382

		99,552,050
Health — 17.0%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 7/01/41 (c)	5,000	5,328,850
County of Allegheny Pennsylvania Hospital Development Authority, Refunding RB, University of Pittsburgh Medical Center Health, Series A-1, 1.41%, 2/01/37 (a)	2,500	2,271,600
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21 (b)	4,110	5,088,550
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project:
5.00%, 12/01/35	1,000	956,270
Series A, 5.25%, 12/01/45	1,500	1,421,025
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,600,122
Diakon Lutheran Social Ministries, 5.00%, 1/01/38	4,400	4,642,176
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 6/01/19 (b)	2,385	2,650,260
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,768,917
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/28	790	893,055
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	575	625,169
University of Pennsylvania Health System, 5.00%, 8/15/42	2,400	2,599,416
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, Series A, 4.00%, 7/01/35	5,000	4,948,100
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	3,255	3,421,396

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (continued)
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series A-1, 6.25%, 11/15/19 (b)	$480	$545,434
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,509,567
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	971,764
Whitemarsh Continuing Care Retirement Community, 5.25%, 1/01/40	5,000	4,812,150
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 5/01/28	730	784,035
5.75%, 5/01/35	1,285	1,380,308
Moon Industrial Development Authority, Refunding RB, 6.00%, 7/01/45	4,000	4,273,400
Pennsylvania Economic Development Financing Authority, Refunding RB, 4.00%, 3/15/41	1,545	1,493,582
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,149,008
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/20 (b)	6,000	6,662,280
Presbyterian Medical Center, 6.65%, 12/01/19 (d)	1,315	1,416,202
Scranton-Lackawanna Health & Welfare Authority, Refunding RB, Marywood University Project, 5.00%, 6/01/46	1,610	1,525,040
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	3,590	4,045,715
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (b)	1,780	1,945,540
6.00%, 6/01/29	1,970	2,109,023

		77,837,954
Housing — 7.1%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	460	462,042
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	600	605,700
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	600	607,392
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	4,120	4,002,498
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	3,000	2,999,880
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	2,400	2,349,552
Pennsylvania HFA, Refunding RB, S/F Housing Mortgage, AMT:
Series 096-A, 4.70%, 10/01/37	1,360	1,360,313
Series 099-A, 5.15%, 4/01/38	2,295	2,377,046
Series 119, 3.50%, 10/01/36	2,260	2,100,308
Series 121, 3.10%, 10/01/36	7,000	6,258,140

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing (continued)
Philadelphia IDA, RB, Series A:
3.00%, 12/01/29	$1,650	$1,512,357
3.50%, 12/01/36	1,210	1,069,083
4.00%, 12/01/46	5,740	5,071,979
4.00%, 12/01/51	2,260	1,954,923

		32,731,213
State — 5.7%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,637,033
Commonwealth of Pennsylvania, GO:
1st Series, 5.00%, 6/15/26	2,000	2,275,280
2nd Series A, 5.00%, 8/01/17 (b)	6,000	6,163,140
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	9,000	9,206,010
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/24	5,000	5,000,600

		26,282,063
Transportation — 12.2%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	14,000	15,114,820
AMT (AGM), 5.00%, 6/15/32	9,500	9,655,610
AMT (AGM), 5.00%, 6/15/37	1,250	1,268,287
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	7,500	8,102,100
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,575,896
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (e)	6,740	2,086,839
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (e)	2,225	810,857
Series A-1, 5.00%, 12/01/41	1,095	1,183,553
Series A-1, 5.00%, 12/01/46	100	107,595
Series B, 5.00%, 12/01/40	250	269,528
Sub-Series A, 6.00%, 12/01/16 (b)	1,200	1,200,168
Sub-Series A, 5.13%, 12/01/26	1,285	1,416,674
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	4,730	5,207,115
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	3,140	3,444,894
5.00%, 6/01/29	4,155	4,549,185

		55,993,121
Utilities — 6.2%
City of Philadelphia Pennsylvania Gas Works, RB:
9th Series, 5.25%, 8/01/20 (b)	1,280	1,440,218
9th Series, 5.25%, 8/01/40	2,020	2,200,628
12th Series B (NPFGC), 7.00%, 5/15/20 (d)	735	813,160
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 8/01/30	1,200	1,312,872
5.00%, 8/01/31	900	980,478
5.00%, 8/01/32	1,200	1,300,836
5.00%, 8/01/33	600	648,126
5.00%, 8/01/34	1,050	1,129,412

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Utilities (continued)
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/19 (b)	$1,450	$1,565,927
Series C (AGM), 5.00%, 8/01/40	2,650	2,872,653
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	2,090	2,304,497
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 6/01/40	1,000	1,093,030
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	980	1,069,719
County of Westmoreland Municipal Authority, Refunding RB, Sewer Improvement (BAM), 5.00%, 8/15/42 (c)	5,000	5,391,050
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,157,990

		28,280,596
Total Municipal Bonds in Pennsylvania		401,679,114

Puerto Rico — 0.7%
Tobacco — 0.7%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	3,175	3,135,313
Total Municipal Bonds— 88.2%		404,814,427

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Pennsylvania — 23.6%
Education — 3.4%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/21 (b)	9,280	10,909,104
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	4,448	4,783,445

		15,692,549
Health — 11.1%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	10,931,908
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	7,460	7,902,378
Series A, 5.25%, 6/01/39	5,997	6,376,362
Series A-1, 5.13%, 6/01/41	12,570	13,484,467
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 3/15/40	2,000	1,937,940
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	9,380	10,190,526

		50,823,581

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	31

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania (continued)
Housing — 2.8%
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 114A, 3.70%, 10/01/42	$6,203	$6,387,198
Series 115A, 4.20%, 10/01/33	6,250	6,394,125

		12,781,323
State — 6.3%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 3/15/19 (b)	10,797	11,549,621
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	5,000	5,375,000
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18 (b)	11,000	11,822,030

		28,746,651
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.6%		108,044,104
Total Long-Term Investments (Cost — $495,750,979) — 111.8%		512,858,531

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.43% (g)(h)	5,240,805	$5,240,805
Total Short-Term Securities (Cost — $5,240,805) — 1.1%		5,240,805
Total Investments (Cost — $500,991,784) — 112.9%		518,099,336
Liabilities in Excess of Other Assets — (1.0)%		(4,972,554)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.9)%		(54,393,169)

Net Assets — 100.0%		$458,733,613

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	During the period ended November 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at November 30, 2016	Value at November 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	17,018,931	(11,778,126)	5,240,805	$5,240,805	$13,118	$201

(h)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(14)	5-Year U.S. Treasury Note	March 2017	$1,649,812	$1,838
(30)	10-Year U.S. Treasury Note	March 2017	$3,735,469	14,640
(27)	Long U.S. Treasury Bond	March 2017	$4,084,594	26,523
(5)	Ultra U.S. Treasury Bond	March 2017	$807,031	4,178
Total				$47,179

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$47,179	—	$47,179

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$899,964	—	$899,964
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$50,905	—	$50,905

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$14,808,297

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$512,858,531	—	$512,858,531
Short-Term Securities	$5,240,805	—	—	5,240,805

Total	$5,240,805	$512,858,531	—	$518,099,336

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$47,179	—	—	$47,179
[1] See above Schedule of Investments for values in each sector or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$202,750	—	—	$202,750
Liabilities:
Bank overdraft	—	$(4,972)	—	(4,972)
TOB Trust Certificates	—	(54,280,102)	—	(54,280,102)

Total	$202,750	$(54,285,074)	—	$(54,082,324)

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	33

Schedule of Investments November 30, 2016 (Unaudited)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Services & Supplies — 0.4%
Massachusetts Institute of Technology, 3.89%, 7/01/2116	$3,897	$3,349,561
President and Fellows of Harvard College, 3.15%, 7/15/46	3,118	2,811,398
University of Southern California, 3.03%, 10/01/39	13,500	11,967,048
Wesleyan University, 4.78%, 7/01/2116	3,275	3,110,264

		21,238,271
Diversified Financial Services — 0.1%
Western Group Housing LP, 6.75%, 3/15/57 (a)	2,500	3,104,650
Health Care Providers & Services — 0.6%
AHS Hospital Corp., 5.02%, 7/01/45	8,900	9,540,667
Northwell Healthcare, Inc., 3.98%, 11/01/46	2,898	2,647,697
Premier Health Partners, Series G, 2.91%, 11/15/26	8,635	7,980,812
RWJ Barnabas Health, Inc., 3.95%, 7/01/46	8,408	7,730,660

		27,899,836
Software — 0.2%
Microsoft Corp., 3.45%, 8/08/36	13,300	12,551,569
Total Corporate Bonds — 1.3%		64,794,326

Municipal Bonds
Alabama — 0.6%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 6/01/35	1,200	1,273,008
5.75%, 6/01/45	2,145	2,253,923
6.00%, 6/01/50	2,700	2,877,012
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D:
7.00%, 10/01/51	3,000	3,632,610
6.50%, 10/01/53	15,110	17,849,443

		27,885,996
Alaska — 0.5%
City of Valdez Alaska, Refunding RB, BP Pipelines Project, Series B, 5.00%, 1/01/21	5,000	5,503,000
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	3,040	3,084,050
5.00%, 6/01/46	4,500	3,631,815
State of Alaska International Airports System, Refunding RB, Series B:
5.00%, 10/01/32	5,000	5,513,600
5.00%, 10/01/34	5,000	5,438,700

		23,171,165
Arizona — 4.1%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB:
5.00%, 7/01/26	5,000	6,028,900
5.00%, 7/01/27	5,000	5,923,750
5.00%, 7/01/28	5,000	5,893,800
5.00%, 7/01/29	5,000	5,728,650
5.00%, 7/01/29	5,000	5,850,350
5.00%, 7/01/30	5,000	5,814,050
5.00%, 7/01/31	5,000	5,791,500
5.00%, 7/01/32	5,000	5,655,750

Municipal Bonds	Par (000)	Value
Arizona (continued)
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB (continued):
5.00%, 7/01/32	$5,000	$5,760,100
5.00%, 7/01/33	5,000	5,728,900
5.00%, 7/01/34	5,000	5,711,200
5.00%, 7/01/35	5,000	5,697,950
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/39	5,000	5,464,800
Banner Health, Series B, 1.38%, 1/01/37 (b)	5,000	4,442,950
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	5,800	6,093,016
Arizona State University, RB, Green Bonds, Series B, 5.00%, 7/01/42	5,000	5,571,700
Arizona Transportation Board, Refunding RB:
5.00%, 7/01/20	5,000	5,562,400
5.00%, 7/01/23	5,000	5,822,300
5.00%, 7/01/24	5,000	5,879,650
5.00%, 7/01/25	5,000	5,905,450
City of Phoenix Arizona, GO, Refunding:
5.00%, 7/01/26	5,000	5,963,250
5.00%, 7/01/27	6,000	7,080,840
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Project, Series A (a):
6.50%, 7/01/34	965	1,063,083
6.75%, 7/01/44	1,690	1,879,229
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	2,795	2,800,674
Basis Schools, Inc. Projects, 5.00%, 7/01/45	6,155	6,035,408
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	1,775	1,778,603
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	1,950	1,911,546
Legacy Traditional School Projects, 5.00%, 7/01/35	2,205	2,145,068
Legacy Traditional School Projects, 5.00%, 7/01/45	1,495	1,408,335
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A (a):
5.00%, 7/01/36	7,315	7,136,222
5.00%, 7/01/41	10,075	9,648,525
County of Pima Arizona Sewer System Revenue, Refunding RB:
5.00%, 7/01/20	5,000	5,562,400
5.00%, 7/01/22	5,000	5,756,200
5.00%, 7/01/23	5,000	5,809,050
McAllister Academic Village LLC, Refunding RB, Arizona State University:
5.00%, 7/01/30	5,000	5,619,150
5.00%, 7/01/32	5,000	5,563,100
5.00%, 7/01/34	5,000	5,520,400

		197,008,249
California — 14.1%
Acalanes Union High School District, GO, Series B, 0.00%, 8/01/21 (c)(d)	10,000	1,506,900
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,961,000
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	4,330	6,221,301

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
California County Tobacco Securitization Agency, RB, Asset-Backed, Series A:
Alameda County Securitization Corp., 6.00%, 6/01/42	$885	$888,151
Los Angeles County Securitization Corp., 5.25%, 6/01/21	3,360	3,382,378
California Health Facilities Financing Authority, Refunding RB, Children’s Hospital Los Angeles, 4.50%, 7/01/23	8,215	8,622,382
California Municipal Finance Authority, RB:
Caritas Affordable Housing Inc., 5.88%, 8/15/49	1,000	1,079,210
Sycamore Academy Project, 5.38%, 7/01/34 (a)	1,000	995,450
Sycamore Academy Project, 5.63%, 7/01/44 (a)	2,760	2,757,930
Urban Discovery Academy Project, 6.00%, 8/01/44 (a)	330	336,666
Urban Discovery Academy Project, 6.13%, 8/01/49 (a)	285	291,099
Vista Charter Middle School, 6.00%, 7/01/44	1,960	2,006,589
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT (a):
5.00%, 7/01/37	5,000	5,294,350
5.00%, 11/21/45	10,000	10,639,400
California School Finance Authority, RB, Alta Public Schools Project, Series A (a):
6.50%, 11/01/34	1,015	1,073,393
6.75%, 11/01/45	1,395	1,485,856
California State Public Works Board, Refunding RB, Various Capital Projects:
Series C, 5.00%, 11/01/27	8,855	10,358,933
Series D, 5.00%, 4/01/27	7,510	8,809,005
Series D, 5.00%, 4/01/29	5,725	6,613,405
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/31	5,000	5,744,350
5.00%, 11/01/32	5,000	5,709,350
California Statewide Communities Development Authority, RB:
5.00%, 2/01/45	10,000	10,435,300
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41 (a)	5,710	5,677,739
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46 (a)	7,615	7,510,141
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (a)	27,840	28,109,491
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44	1,250	1,300,850
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/37	585	591,681
Series A, 6.00%, 5/01/43	3,800	3,856,962
Series B, 6.00%, 5/01/37	265	267,862
Series B, 6.00%, 5/01/43	7,425	7,471,777
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	5,000	5,572,200
City & County of San Francisco Airports San Francisco International Airport, Refunding RB, 2nd Series, 5.25%, 5/01/25	1,395	1,589,868

Municipal Bonds	Par (000)	Value
California (continued)
City & County of San Francisco Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D (a):
3.00%, 8/01/21	$3,825	$3,807,520
0.00%, 8/01/43 (d)	20,000	3,959,800
City of Irvine California, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 9/01/49	1,500	1,556,595
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, 6.60%, 7/01/50	5,200	7,257,900
City of Los Angeles Department of Airports, RB, AMT, Sub-Series A:
5.00%, 5/15/28	5,000	5,704,950
5.00%, 5/15/32	5,000	5,569,600
City of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Green Bond, Series A:
5.00%, 10/01/31	5,000	5,725,000
5.00%, 10/01/32	5,000	5,691,850
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB:
5.00%, 11/01/20	5,000	5,621,600
5.00%, 11/01/28	5,000	5,923,800
5.00%, 11/01/32	5,000	5,773,450
5.00%, 11/01/33	5,000	5,741,300
City of San Jose California Airport Revenue, Refunding ARB, AMT, Series A, 5.00%, 3/01/23	5,185	5,832,555
County of California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp., 5.60%, 6/01/36	8,150	8,278,362
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	21,800	22,143,786
County of San Diego California Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 5/01/37	5,000	5,657,300
County of San Francisco California City & Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, 0.00%, 8/01/26 (a)(d)	1,170	670,901
East Side Union High School District, GO, Refunding, Series B (NPFGC), 5.25%, 2/01/26	5,000	5,901,200
Eastern Municipal Water District Financing Authority, Refunding RB, Series B:
5.00%, 7/01/32	5,000	5,675,900
5.00%, 7/01/33	5,000	5,649,650
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 6.00%, 1/15/49	3,770	4,217,160
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Senior, Series A-1, 5.75%, 6/01/47	28,770	26,147,614
Series A (AGM), 5.00%, 6/01/40	10,000	10,933,300
Irvine Ranch Water District, COP, Refunding, 5.00%, 3/01/29	5,000	5,892,500
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 7/01/25	5,000	5,939,250
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 7/01/21	5,000	5,668,200

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	35

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Merced Union High School District, GO, CAB-Election of 2008, Series C, 0.00%, 8/01/21 (c)(d)	$10,000	$1,517,700
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B:
5.00%, 11/01/30	5,000	5,664,900
5.00%, 11/01/31	5,000	5,641,750
5.00%, 11/01/32	5,000	5,610,500
Orange County Sanitation District, Refunding RB, Series A, 5.00%, 2/01/34	8,220	9,457,932
Palomar Health, Refunding RB:
5.00%, 11/01/36	1,890	2,004,326
5.00%, 11/01/39	1,770	1,865,633
Port of Oakland, Refunding RB, AMT, Series O, 5.00%, 5/01/23	5,890	6,535,426
Regents of the University of California Medical Center Pooled Revenue, RB, Build America Bonds, Series H, 6.40%, 5/15/31	6,500	8,130,460
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series B (NPFGC), 1.09%, 12/01/35 (b)	10,000	8,652,000
San Diego Community College District, GO, Refunding:
5.00%, 8/01/27	5,000	5,939,600
5.00%, 8/01/28	5,000	5,896,950
5.00%, 8/01/29	5,000	5,844,050
5.00%, 8/01/30	5,000	5,806,400
San Diego County Water Authority Financing Corp., Refunding RB:
Green Bonds, Series A, 5.00%, 5/01/32	5,000	5,748,750
Green Bonds, Series A, 5.00%, 5/01/33	5,000	5,718,050
Series B, 5.00%, 5/01/38	5,000	5,644,350
San Diego Public Facilities Financing Authority, Refunding RB, Ballpark, 5.00%, 10/15/24	5,000	5,832,900
San Diego Unified School District, GO, Refunding, Series R-5, 5.00%, 7/01/29	5,000	5,820,850
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Green Bonds, Series A, 5.00%, 10/01/30	5,000	5,750,000
Sequoia Union High School District, GO, Refunding, 5.00%, 7/01/27	5,000	5,935,350
State of California, GO:
5.00%, 9/01/24	5,000	5,866,750
Build America Bonds, 7.30%, 10/01/39	3,000	4,230,120
Build America Bonds, Various Purposes, 7.60%, 11/01/40	7,125	10,672,751
State of California, GO, Refunding:
5.00%, 8/01/23	5,000	5,817,300
5.00%, 9/01/25	5,000	5,906,550
5.00%, 9/01/26	5,000	5,943,850
5.00%, 9/01/29	5,000	5,815,400
5.00%, 9/01/33	5,000	5,694,700
Series B, 5.00%, 9/01/21	5,000	5,666,150
Various Purposes, 5.00%, 9/01/27	5,000	5,898,550
Various Purposes, 5.00%, 9/01/28	5,000	5,859,850
Various Purposes, 5.00%, 9/01/30	5,000	5,771,300
Various Purposes, 5.00%, 9/01/31	5,000	5,744,150
Various Purposes, 5.00%, 9/01/32	5,000	5,717,100
State of California Department of Water Resources, Refunding RB, Water System Revenue, Series A, 5.00%, 12/01/29	5,000	5,903,600
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/37	5,000	5,497,250

Municipal Bonds	Par (000)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	$12,735	$11,492,701
5.13%, 6/01/46	7,440	6,505,834
Tuolumne Wind Project Authority, Refunding RB, Series A:
5.00%, 1/01/24	5,305	6,164,994
5.00%, 1/01/25	5,400	6,309,522
5.00%, 1/01/28	9,915	11,554,445
Turlock Irrigation District, Refunding RB, 1st Priority:
5.00%, 1/01/31	5,050	5,688,926
5.00%, 1/01/32	5,920	6,636,912
5.00%, 1/01/33	7,250	8,088,897
5.00%, 1/01/34	5,000	5,551,750
5.00%, 1/01/35	5,040	5,582,758
5.00%, 1/01/37	5,865	6,465,400
University of California, RB, General:
Series AD, 4.86%, 5/15/12	4,231	4,047,544
Series AQ, 4.77%, 5/15/15	4,800	4,542,096
University of California, Refunding RB, General:
Series AI, 5.00%, 5/15/38	5,330	5,892,262
Series AJ, 4.60%, 5/15/31	4,375	4,838,969
West Basin Municipal Water District California, Refunding RB, Series A:
5.00%, 8/01/31	8,000	9,129,360
5.00%, 8/01/34	5,230	5,901,793
5.00%, 8/01/35	5,495	6,186,985
5.00%, 8/01/36	5,700	6,398,706

		685,105,114
Colorado — 0.9%
Castle Oaks Metropolitan District No. 3, GO:
6.25%, 12/01/44	1,825	1,869,913
5.50%, 12/01/45	2,345	2,252,513
City & County of Denver Colorado, Refunding ARB, Special Facilities, United Airlines Project, Series A, AMT, 5.75%, 10/01/32	5,000	5,059,800
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 11/15/21	5,000	5,622,600
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23 (a)	1,000	1,002,860
Colorado Educational & Cultural Facilities Authority, RB:
Charter Littleton Preparatory School, 5.00%, 12/01/22	145	152,275
Loveland Classical Schools, 5.00%, 7/01/46 (a)	2,000	1,866,320
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	847,742
5.13%, 11/01/49	765	740,398
University Lab School Project, 5.00%, 12/15/45 (a)	2,500	2,389,400
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series A, 5.00%, 2/01/21	5,000	5,506,000
Catholic Health Initiatives, Series A, 5.25%, 2/01/31	5,000	5,386,750
NCMC, Inc. Project, 5.00%, 5/15/28	5,000	5,762,100

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Colorado (continued)
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	$3,520	$3,675,126

		42,133,797
Connecticut — 0.7%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	8,840	9,009,021
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	8,035	8,090,281
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C (a):
5.75%, 2/01/24	3,320	3,237,996
5.75%, 2/01/25	3,755	3,628,945
6.25%, 2/01/30	4,930	4,880,256
State of Connecticut, Special Tax Revenue, RB, Build America Bonds, 5.74%, 12/01/29	6,000	7,080,420

		35,926,919
Delaware — 0.1%
State of Delaware, GO, Series A, 5.00%, 3/01/24	5,000	5,925,750
District of Columbia — 1.0%
Metropolitan Washington Airports Authority, ARB, AMT, Series B (AMBAC), 5.00%, 10/01/21	10,000	10,304,400
Metropolitan Washington Airports Authority, Refunding ARB, AMT, Series A:
5.00%, 10/01/24	5,000	5,702,850
5.00%, 10/01/30	5,000	5,527,950
Dulles Toll Road Revenue, Dulles Metrorail Project, 5.00%, 10/01/53	10,000	10,339,400
5.00%, 10/01/19	5,000	5,414,300
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/32	5,000	5,516,400
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	5,000	7,001,850

		49,807,150
Florida — 2.8%
Babcock Ranch Community Independent Special District, Special Assessment Bonds:
4.75%, 11/01/26	400	382,764
5.00%, 11/01/31	500	473,585
5.25%, 11/01/46	3,500	3,235,365
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project:
1st Mortgage, Series A, 8.00%, 1/01/34 (e)(f)	550	448,058
1st Mortgage, Series A, 8.25%, 1/01/44 (e)(f)	940	759,981
1st Mortgage, Series A, 8.25%, 1/01/49 (e)(f)	3,010	2,429,251
Series A, 5.75%, 1/01/50	395	355,476
Series B, 7.00%, 1/01/35 (b)(g)	1,390	1,356,668
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	375	368,344
5.00%, 5/01/34	750	726,322
5.13%, 5/01/45	1,030	991,931
Charlotte County Industrial Development Authority, RB, AMT, Town & Country Utilities Project, 5.50%, 10/01/36 (a)	3,500	3,258,045

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	$2,000	$2,157,000
County of Brevard Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/31	5,000	5,410,850
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project (a):
Series A, 8.25%, 5/15/49	1,000	1,141,790
Series B-2, 6.50%, 5/15/20	3,500	3,504,165
County of Miami-Dade Florida, GO, Refunding, Series A, 5.00%, 7/01/35	5,000	5,636,550
County of Miami-Dade Florida Aviation Revenue, Refunding RB:
AMT, Series A, 5.00%, 10/01/36	5,000	5,298,700
Series B, 2.60%, 10/01/25	5,330	5,026,936
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 4/01/50	6,125	6,540,030
County of Miami-Dade Florida Seaport Department, RB, AMT, Series B, 5.00%, 10/01/22	1,995	2,224,046
County of Miami-Dade Florida Seaport Department, Refunding RB, AMT, Series D, 5.00%, 10/01/22	1,305	1,454,827
County of Orange Florida Health Facilities Authority, RB, 1st Mortgage Lutheran Tower Project, 5.50%, 7/01/38	1,000	942,520
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 8/01/28	5,000	5,374,750
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,178,010
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 5/01/44	2,460	2,425,462
Florida Department of Environmental Protection, Refunding RB, Florida Forever Project, Series A:
5.00%, 7/01/25	5,000	5,851,000
5.00%, 7/01/26	5,000	5,873,250
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	365	362,737
6.00%, 6/15/34	440	437,158
6.13%, 6/15/44	1,685	1,650,929
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 4/01/27	6,155	6,688,023
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	730	719,816
4.88%, 5/01/35	1,210	1,177,681
4.88%, 5/01/45	2,420	2,305,873
Village of Lakewood Ranch Sector Projects, 4.00%, 5/01/21	1,470	1,459,445
Village of Lakewood Ranch Sector Projects, 4.25%, 5/01/26	1,200	1,163,592
Village of Lakewood Ranch Sector Projects, 5.00%, 5/01/36	3,385	3,281,791
Village of Lakewood Ranch Sector Projects, 5.13%, 5/01/46	6,735	6,549,316
Live Oak Lake Community Development District, Special Assessment Bonds:
4.50%, 5/01/36	2,500	2,217,500
4.63%, 5/01/47	5,000	4,307,100

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	37

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Florida (continued)
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	$5,000	$5,395,850
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 5/01/37	1,870	1,914,020
State of Florida Department of Transportation, RB, 5.00%, 7/01/36	5,000	5,508,650
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/2010 (e)(f)	150	104,969
Sumter Landing Community Development District, RB, 4.17%, 10/01/47	2,030	1,954,707
Tolomato Community Development District, Refunding, Special Assessment:
Convertible CAB, Bonds, Series A2, 0.00%, 5/01/39 (g)	150	119,159
Convertible CAB, Bonds, Series A3, 0.00%, 5/01/40 (g)	360	213,476
Convertible CAB, Bonds, Series A4, 0.00%, 5/01/40 (g)	190	83,313
Bonds, Series 2, 0.00%, 5/01/40 (g)	490	252,022
Series A, 6.38%, 5/01/17	110	109,495
Tolomato Community Development District:
Bonds, Series 1, 0.00%, 5/01/40 (g)	800	488,312
Bonds, Series 3, 6.61%, 5/01/40 (e)(f)	535	5
Series 1, 6.38%, 5/01/17 (e)(f)	5	4,993
Series 3, 6.38%, 5/01/17 (e)(f)	425	4
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 5/01/35	2,355	2,233,223
5.63%, 5/01/45	3,750	3,502,575
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36 (a)	1,500	1,554,870
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 5/01/23	2,665	2,829,804

		133,416,084
Georgia — 1.6%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 7/01/30	5,000	5,791,500
State of Georgia, GO:
Series A, Tranche 2, 5.00%, 2/01/27	5,000	5,989,350
Series A, Tranche 2, 5.00%, 2/01/28	5,000	5,961,200
Series A, Tranche 2, 5.00%, 2/01/29	5,000	5,921,650
Series A, Tranche 2, 5.00%, 2/01/30	5,000	5,875,100
Series A-1, 5.00%, 2/01/26	5,000	6,019,900
State of Georgia, GO, Refunding:
Series C-1, 5.00%, 1/01/23	5,000	5,842,950
Series C-1, 5.00%, 1/01/24	5,000	5,913,850
Series E, 5.00%, 12/01/24	10,000	11,947,700
Series E, 5.00%, 12/01/25	10,000	12,048,100
Series F, 5.00%, 1/01/28	5,000	6,048,650

		77,359,950
Guam — 0.0%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	365	390,481
Hawaii — 1.2%
State of Hawaii, GO, Refunding, Series FH:
5.00%, 10/01/22	5,485	6,337,150
5.00%, 10/01/23	5,000	5,838,150
5.00%, 10/01/24	8,375	9,857,877
5.00%, 10/01/25	5,000	5,911,400
5.00%, 10/01/26	5,000	5,955,250

Municipal Bonds	Par (000)	Value
Hawaii (continued)
State of Hawaii, GO, Refunding, Series FH (continued):
5.00%, 10/01/28	$5,000	$5,882,200
5.00%, 10/01/29	5,000	5,841,500
State of Hawaii, GO, Series FG, 5.00%, 10/01/30	5,000	5,809,100
University of Hawaii, Refunding RB, 5.00%, 10/01/29	5,000	5,786,150

		57,218,777
Idaho — 0.2%
County of Nez Perce Idaho, Refunding RB, 2.75%, 10/01/24	7,925	7,444,032
Illinois — 2.1%
Chicago Transit Authority, RB, Pension Funding, Series A, 6.90%, 12/01/40	3,050	3,782,763
City of Chicago Illinois, GO, Refunding:
Series A, 5.00%, 1/01/35	5,000	4,699,200
Series C, 5.00%, 1/01/40	5,000	4,650,400
City of Chicago Illinois, GO, Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	1,100	984,951
Illinois Finance Authority, RB, Clean Water Initiative Revenue:
5.00%, 7/01/20	5,000	5,547,650
5.00%, 7/01/24	5,000	5,815,700
5.00%, 1/01/27	5,000	5,785,700
5.00%, 1/01/28	5,000	5,764,250
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	1,000	1,042,010
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,500	2,586,425
Mercy Health System Obligation, 5.00%, 12/01/21	5,000	5,575,650
Mercy Health System Obligation, 5.00%, 12/01/23	5,000	5,650,950
Presence Health Network, Series C, 5.00%, 2/15/23	5,000	5,451,450
Presence Health Network, Series C, 5.00%, 2/15/25	5,000	5,410,750
Presence Health Network, Series C, 5.00%, 2/15/26	5,000	5,393,750
Northern Illinois Municipal Power Agency, Refunding RB, Series A:
5.00%, 12/01/21	5,000	5,548,350
5.00%, 12/01/27	5,000	5,599,600
5.00%, 12/01/30	5,000	5,482,350
5.00%, 12/01/41	5,000	5,336,600
Railsplitter Tobacco Settlement Authority, RB, 6.25%, 6/01/24	3,000	3,024,840
State of Illinois, GO:
5.00%, 2/01/22	5,000	5,222,000
Series A, 5.00%, 4/01/22	5,000	5,224,500

		103,579,839
Indiana — 0.2%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A, 7.13%, 11/15/42	2,000	2,170,640
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	675	747,569
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.25%, 1/01/51	5,000	5,154,300
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,025	3,024,244

		11,096,753

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Iowa — 1.0%
Iowa Finance Authority, RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.88%, 12/01/26 (a)	$9,080	$9,015,714
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	10,565	10,537,320
5.50%, 12/01/22	2,500	2,463,175
5.25%, 12/01/25	11,350	10,983,281
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20 (h)	1,000	1,112,120
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, 3.38%, 12/01/25	5,000	4,915,100
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	2,580	2,505,799
Series C, 5.50%, 6/01/42	2,000	1,851,840
Series C, 5.63%, 6/01/46	4,960	4,571,533

		47,955,882
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Baptist Life Communities Project, Series S:
6.00%, 11/15/36	2,000	1,854,720
6.25%, 11/15/46	5,515	5,160,827
6.38%, 11/15/51	5,405	5,057,458

		12,073,005
Louisiana — 0.1%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	5,920	5,459,424
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Healthcare, Series A, 5.00%, 7/01/41	5,000	4,999,800
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 7/01/39	5,000	5,356,550

		10,356,350
Maryland — 2.0%
County of Anne Arundel Maryland Consolidated, Special Taxing, Villages at Two Rivers Project:
5.13%, 7/01/36	600	592,524
5.25%, 7/01/44	1,220	1,197,796
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,850	3,102,481
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	1,170	1,216,274
Maryland EDC, RB, Purple Line Light Rail Project, AMT:
5.00%, 3/31/24	25,000	27,728,750
5.00%, 9/30/26	10,000	10,902,900
5.00%, 3/31/41	10,000	10,613,600
5.00%, 3/31/46	5,300	5,603,372
5.00%, 3/31/51	10,000	10,514,900
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,140	1,123,812

Municipal Bonds	Par (000)	Value
Maryland (continued)
State of Maryland, GO, First Series:
5.00%, 6/01/23	$5,000	$5,879,100
5.00%, 6/01/24	5,000	5,942,800
State of Maryland Department of Transportation, RB, 5.00%, 11/01/24	10,000	11,881,800

		96,300,109
Massachusetts — 4.4%
Commonwealth of Massachusetts, GO, Refunding:
Series B, 5.00%, 7/01/31	5,000	5,791,500
Series B, 5.00%, 7/01/32	5,000	5,751,150
Series B, 5.00%, 7/01/33	5,000	5,715,600
Series B, 5.00%, 7/01/36	5,000	5,649,650
Series B, 5.00%, 7/01/34	5,000	5,684,700
Series B, 5.00%, 7/01/35	5,000	5,667,150
Series C, 5.00%, 4/01/20	5,000	5,525,950
Commonwealth of Massachusetts, GO, Series D, 5.00%, 4/01/26	5,000	5,938,800
Commonwealth of Massachusetts, RB, Accelerated Bridge Program, Series A, 5.00%, 6/15/27	5,000	5,787,950
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, Rail Enhancement Folder, 5.00%, 6/01/22	5,000	5,769,550
Massachusetts Clean Water Trust, Refunding RB, State Water Pollution Abatement, 5.00%, 8/01/22	5,000	5,797,200
Massachusetts Development Finance Agency, RB:
Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/34	5,000	5,495,400
Emmanuel College Issue, Series B, 3.98%, 10/01/30	6,950	6,638,154
Massachusetts Development Finance Agency, Refunding RB:
Caregroup, Series H-1, 5.00%, 7/01/23	5,000	5,751,450
Caregroup, Series H-1, 5.00%, 7/01/24	5,000	5,791,450
Caregroup, Series H-1, 5.00%, 7/01/25	5,000	5,807,450
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,000	2,010,500
Emmanuel College Issue, Series A, 5.00%, 10/01/36	5,000	5,160,500
Emmanuel College Issue, Series A, 5.00%, 10/01/43	10,000	10,249,300
Harvard University, Series A, 5.00%, 7/15/23	5,000	5,889,050
Harvard University, Series A, 5.00%, 7/15/24	5,000	5,950,700
Harvard University, Series A, 5.00%, 7/15/26	5,000	6,057,200
Harvard University, Series A, 5.00%, 7/15/27	5,000	6,022,100
Harvard University, Series A, 5.00%, 7/15/28	5,000	5,986,250
Harvard University, Series A, 5.00%, 7/15/30	5,000	5,913,050
Harvard University, Series A, 5.00%, 7/15/31	5,000	5,889,950
Harvard University, Series A, 5.00%, 7/15/33	10,000	11,660,900
Harvard University, Series A, 5.00%, 7/15/34	5,000	5,803,250
Harvard University, Series A, 5.00%, 7/15/36	5,000	6,122,400

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	39

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 1/01/24	$5,000	$5,476,800
Series A, 5.00%, 1/01/22	10,000	10,892,300
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC), 5.00%, 1/01/27	1,000	1,003,570
Massachusetts State College Building Authority, Refunding RB, Series A, 5.00%, 5/01/37	5,000	5,558,100
Massachusetts Water Resources Authority, Refunding RB, General, Series C, 5.00%, 8/01/35	5,000	5,667,550
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 7/01/41	10,000	10,976,600

		214,853,174
Michigan — 1.1%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Water & Sewerage Department:
Senior Lien, Series A, 5.00%, 7/01/23	6,410	7,116,959
Series D (AGM), 1.17%, 7/01/32 (b)	5,000	4,448,300
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C, 5.25%, 7/01/33	5,000	5,514,350
Michigan Finance Authority, Refunding RB:
Government Loan Program, Series C, 5.00%, 7/01/34	4,000	4,276,120
Government Loan Program, Series C, 5.00%, 7/01/35	4,000	4,267,160
Local Government Loan Program, Series B, 5.00%, 7/01/44	5,000	5,247,450
Student Loan Refunding, AMT, Series 25-A, 5.00%, 11/01/21	4,090	4,441,290
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	11,095	10,330,221
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	2,375	2,384,809
State of Michigan, Refunding RB, 5.00%, 3/15/24	5,000	5,768,400

		53,795,059
Minnesota — 2.5%
Bloomington Minnesota Independent School District No. 271, GO, Refunding, Series A, 5.00%, 2/01/22	5,000	5,715,650
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project:
5.50%, 7/01/35	665	641,718
5.50%, 7/01/40	750	709,275
5.75%, 7/01/46	1,220	1,169,968
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 7/01/50	2,500	2,621,850
City of Minneapolis Minnesota, RB, Hiawatha Academies Project, Series A, 5.00%, 7/01/47	3,000	2,669,460
Elk River Minnesota Independent School District No. 728, GO, Refunding, Series C:
5.00%, 2/01/20	5,000	5,505,250
5.00%, 2/01/21	5,000	5,614,800
Lakeville Independent School District No. 194, GO, Refunding, School Building, Series A:
5.00%, 2/01/23	5,000	5,776,550
5.00%, 2/01/24	5,000	5,847,450

Municipal Bonds	Par (000)	Value
Minnesota (continued)
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Senior, Series A:
5.00%, 1/01/27	$5,000	$5,912,400
5.00%, 1/01/28	5,000	5,845,650
5.00%, 1/01/29	5,000	5,812,600
5.00%, 1/01/30	5,000	5,737,950
5.00%, 1/01/31	5,000	5,719,450
Rosemount-Apple Valley-Eagan Minnesota Independent School District No. 196, GO, Series A:
5.00%, 2/01/20	5,000	5,515,000
5.00%, 2/01/21	5,000	5,627,600
5.00%, 2/01/22	5,000	5,726,200
5.00%, 2/01/23	5,000	5,801,550
5.00%, 2/01/24	5,000	5,865,400
South Washington County Independent School District No. 833, GO, Refunding School Building, Series B, 5.00%, 2/01/24	5,000	5,847,450
State of Minnesota, GO, Refunding, Series D:
5.00%, 8/01/24	5,000	5,926,350
5.00%, 8/01/26	5,000	6,026,350
5.00%, 8/01/27	5,000	6,010,900
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.00%, 12/01/34	1,200	1,209,444

		118,856,265
Missouri — 0.6%
County of Jackson Missouri, Refunding RB, Truman Sports Complex Project:
5.00%, 12/01/20	5,000	5,583,750
5.00%, 12/01/22	5,000	5,723,200
County of Saint Louis Missouri IDA, Refunding RB, Nazareth Living Center Project, 5.13%, 8/15/45	1,800	1,729,314
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church (a):
5.75%, 11/15/36	8,315	7,908,812
6.00%, 11/15/46	5,970	5,716,693
6.00%, 11/15/51	3,360	3,153,595

		29,815,364
Nevada — 0.7%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 6/01/40	9,095	9,144,931
Clark County School District, GO, Refunding:
Series A, 5.00%, 6/15/22	5,000	5,672,550
Series A, 5.00%, 6/15/23	5,000	5,725,850
Series A, 5.00%, 6/15/24	5,000	5,750,750
Series C, 5.00%, 6/15/26	5,000	5,773,550
Las Vegas Nevada Special Improvement District No. 607, Refunding, Special Assessment Bonds, Local Improvement:
5.00%, 6/01/23	390	416,372
5.00%, 6/01/24	265	282,331

		32,766,334
New Hampshire — 0.2%
New Hampshire State Turnpike System, RB, Series A:
5.00%, 10/01/20	5,000	5,562,850
5.00%, 10/01/21	5,000	5,637,550

		11,200,400

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New Jersey — 5.5%
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	$7,105	$6,985,849
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,612,170
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	280	273,095
Leap Academy Charter School, Series A, 6.20%, 10/01/44	230	221,720
Leap Academy Charter School, Series A, 6.30%, 10/01/49	375	363,131
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	6,825	7,456,040
New Jersey EDA, Refunding RB:
5.00%, 6/15/19	5,000	5,283,900
School Facilities Construction, Series II, 5.00%, 3/01/23	5,000	5,273,000
Series A, 5.00%, 6/15/19	5,000	5,261,400
Series A, 5.00%, 6/15/20	5,000	5,304,000
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series G, 2.73%, 7/01/25	5,165	4,894,922
College of New Jersey, Series G, 3.12%, 7/01/28	5,000	4,730,150
College of New Jersey, Series G, 3.42%, 7/01/31	5,000	4,689,600
College of New Jersey, Series G, 3.46%, 7/01/32	3,000	2,798,220
College of New Jersey, Series G, 3.64%, 7/01/34	2,000	1,857,440
Princeton University, Series A, 5.00%, 7/01/22	5,000	5,803,450
New Jersey Health Care Facilities Financing Authority, RB, Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/22	1,010	1,152,471
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care, Series A:
5.00%, 7/01/23	1,100	1,246,223
5.00%, 7/01/24	3,100	3,481,052
5.00%, 7/01/25	1,000	1,114,940
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/21	5,140	5,550,994
5.00%, 12/01/22	5,000	5,441,200
5.00%, 12/01/23	5,000	5,458,700
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (d)	10,000	3,560,200
CAB, Transportation System, Series C (NATL), 0.00%, 12/15/27 (d)	10,000	6,286,600
CAB, Transportation System, Series C (NATL), 0.00%, 12/15/31 (d)	10,000	4,863,600
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (d)	10,000	3,769,400
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/19	5,000	5,283,700

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/21	$5,000	$5,358,450
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/22	5,000	5,409,000
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/23	10,000	10,822,600
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/27	15,000	15,955,050
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/28	11,000	11,631,730
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/29	15,000	15,744,750
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	6,000	6,244,680
New Jersey Transportation Trust Fund Authority, RB, Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/20	15,000	15,976,950
New Jersey Transportation Trust Fund Authority, Refunding RB (NPFGC), 5.25%, 12/15/21	5,000	5,540,600
State of New Jersey, GO, Refunding, Series T, 5.00%, 6/01/22	5,000	5,555,400
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	6,890	6,947,600
5.00%, 6/01/29	2,840	2,619,957
5.00%, 6/01/41	57,500	48,787,025

		266,610,959
New York — 15.8%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A:
5.00%, 7/15/28	5,000	5,595,250
5.00%, 7/15/30	10,000	11,018,000
5.00%, 7/15/42	25,000	26,465,250
Build NYC Resource Corp., RB, 5.00%, 11/01/39	2,500	2,369,300
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	400	429,964
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	5,000	5,015,500
City of New York New York, GO, Refunding:
Series E, 5.00%, 8/01/24	5,000	5,403,150
Series I, 5.00%, 8/01/25	5,000	5,755,900
City of New York New York, GO, Sub Series A-1, 5.00%, 8/01/19	5,000	5,443,750
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	35,000	36,149,400
5.00%, 6/01/42	28,915	25,661,773
5.00%, 6/01/45	10,630	9,637,477
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series C, 5.00%, 6/01/51	4,125	4,317,142

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	41

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	$14,795	$13,070,347
County of Nassau New York, GO, Series B, 5.00%, 10/01/19	5,000	5,451,900
County of Nassau New York Tobacco Settlement Corp., Refunding RB:
Asset-Backed, Series A-3, 5.13%, 6/01/46	11,090	9,992,201
Series A1, 6.83%, 6/01/21	2,604	2,556,614
County of Suffolk New York, GO, Series C:
5.00%, 5/01/19	5,000	5,382,850
5.00%, 5/01/20	5,000	5,488,700
5.00%, 5/01/21	5,000	5,557,550
5.00%, 5/01/22	5,000	5,647,050
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,685	6,319,389
County of Westchester New York Industrial Development Agency, RB, White Plains Facilities (ACA), 6.25%, 10/15/27	4,000	3,649,040
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	5,000	5,137,400
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	18,765	17,460,645
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/38	5,000	5,527,800
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/33	5,760	6,419,578
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Fiscal 2017:
Sub-Series A-2, 2.28%, 5/01/26	13,035	11,969,389
Sub-Series B-1, 5.00%, 8/01/34	5,000	5,632,400
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/22	5,000	5,780,400
New York Convention Center Development Corp., RB, CAB, Sub lien, Hotel Unit Fee Secured, Series B, 0.00%, 11/15/43 (d)	10,000	2,911,400
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project (a):
Class 1, 5.00%, 11/15/44	49,285	49,926,198
Class 2, 5.15%, 11/15/34	240	245,592
Class 2, 5.38%, 11/15/40	570	588,713
Class 3, 7.25%, 11/15/44	1,655	1,945,088
New York State Dormitory Authority, RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/43	5,000	5,518,000
Series 2015B-B, 5.00%, 3/15/32	5,000	5,713,550
Series A, 5.00%, 3/15/20	10,000	11,067,900
Series A, 5.00%, 3/15/21	5,000	5,636,600
Series A, 5.00%, 3/15/23	5,000	5,816,950
Series A, 5.00%, 3/15/24	10,000	11,770,100
Series A, 5.00%, 3/15/25	5,000	5,933,950
Series A, 5.00%, 3/15/26	5,000	5,972,850
Series B, 5.00%, 3/15/21	5,000	5,627,800
Series B, 5.00%, 3/15/22	5,000	5,725,700
New York State Dormitory Authority, Refunding RB:
General Purpose, Series D, 5.00%, 2/15/24	10,000	11,729,500

Municipal Bonds	Par (000)	Value
New York (continued)
New York State Dormitory Authority, Refunding RB (continued):
General Purpose, Series D, 5.00%, 2/15/25	$10,000	$11,825,300
General Purpose, Series D, 5.00%, 2/15/26	10,000	11,881,700
General Purpose, Series D, 5.00%, 2/15/27	10,000	11,859,700
General Purpose, Series D, 5.00%, 2/15/28	10,000	11,785,200
Icahn School of Medicine at Mt. Sinai, 5.00%, 7/01/25	5,000	5,758,150
St. John’s University, Series A, 5.00%, 7/01/32	5,000	5,524,600
Yeshiva University, 5.00%, 9/01/38	755	722,142
New York State Housing Finance Agency, RB, Series C (Fannie Mae), 2.75%, 11/01/31	5,000	4,453,750
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 5/01/19	5,000	5,390,700
New York State Urban Development Corp., RB:
Series A, 5.00%, 3/15/20	5,000	5,527,150
Series E, 5.00%, 3/15/23	5,000	5,804,200
New York State Urban Development Corp., Refunding RB:
5.00%, 3/15/32	5,000	5,688,800
Personal Income Tax Revenue, Series A, 5.00%, 3/15/26	5,000	5,945,600
Personal Income Tax, Series A, 5.00%, 3/15/24	5,000	5,870,400
Personal Income Tax, Series A, 5.00%, 3/15/27	5,000	5,892,450
Personal Income Tax, Series A, 5.00%, 3/15/28	5,000	5,856,700
Series A, 5.00%, 3/15/34	5,000	5,671,350
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/34	10,000	10,780,700
5.00%, 7/01/41	10,000	10,175,100
5.00%, 7/01/46	25,000	25,375,750
5.25%, 1/01/50	25,000	25,689,500
New York Transportation Development Corp., Refunding RB, AMT:
American Airlines, Inc., 5.00%, 8/01/26	34,855	36,516,538
American Airlines, Inc., 5.00%, 8/01/31	21,260	21,561,467
Terminal One Group Association LP, 5.00%, 1/01/19	5,000	5,321,850
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	1,000	1,003,060
Port Authority of New York & New Jersey, ARB:
Consolidated, 160th Series, 5.65%, 11/01/40	1,800	2,172,924
Series 192, 4.81%, 10/15/65	6,675	7,137,711
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, 180th Series, AMT, 5.00%, 9/01/22	5,000	5,657,100
Consolidated, 193rd Series, AMT, 5.00%, 10/15/19	5,000	5,436,750
Consolidated, 193rd Series, AMT, 5.00%, 10/15/20	5,000	5,534,400
Consolidated, 174th Series, 4.46%, 10/01/62	3,860	3,880,188

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding RB, 195th Series, AMT, 5.00%, 10/01/25	$5,000	$5,750,000
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/25	5,000	5,921,050
State of New York Dormitory Authority, Refunding RB:
New York University, Series A, 5.00%, 7/01/42	5,000	5,529,600
Touro College & University, Series B, 5.75%, 1/01/29	1,700	1,683,867
State of New York Thruway Authority, Refunding RB, 5.00%, 1/01/31	5,000	5,595,050
Town of Oyster Bay New York, GO:
3.75%, 3/31/17	1,550	1,554,727
3.75%, 3/31/17	1,045	1,046,985
Town of Oyster Bay New York, GO, Refunding:
Series C, 4.00%, 6/01/18	5,040	5,055,574
Series D, 3.88%, 6/28/17	2,545	2,555,053
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/22	5,000	5,790,300
TSASC, Inc., Refunding RB, Series 1:
5.00%, 6/01/26	7,000	6,928,040
5.00%, 6/01/34	18,605	17,650,005
Ulster Tobacco Asset Securitization Corp., RB, CAB, 6.45%, 6/01/40	880	880,000
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	19,800	18,626,454

		766,702,635
North Carolina — 0.8%
County of Wake North Carolina, Refunding RB, Series A:
5.00%, 12/01/28	5,000	5,899,250
5.00%, 12/01/29	5,000	5,860,200
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 6/30/54	10,000	10,411,600
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.13%, 1/01/17	200	200,280
4.30%, 1/01/18	555	564,835
4.50%, 1/01/19	520	537,997
4.75%, 1/01/21	270	283,049
5.00%, 1/01/22	290	304,517
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	2,470	2,513,719
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	2,500	2,768,750
Vidant Health, 5.00%, 6/01/33	5,000	5,309,250
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 3/01/40 (a)	2,100	2,041,977

		36,695,424
Ohio — 1.9%
American Municipal Power, Inc., Refunding RB, Prairie State Energy Campus Project, Series B, 5.00%, 2/15/34 (b)(g)	5,000	5,355,700
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.88%, 6/01/47	73,800	62,358,786
6.50%, 6/01/47	2,500	2,245,900

Municipal Bonds	Par (000)	Value
Ohio (continued)
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 7/01/42	$7,475	$8,547,139
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	5,900	6,186,150
State of Ohio, RB, AMT, Portsmouth Bypass Project:
5.00%, 6/30/21	1,975	2,173,606
5.00%, 6/30/22	2,190	2,436,244
5.00%, 12/31/22	1,550	1,734,884
5.00%, 6/30/23	1,305	1,463,649
5.00%, 12/31/23	1,295	1,459,141

		93,961,199
Oklahoma — 0.4%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	940	930,891
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 6/01/35 (b)	17,820	19,225,642

		20,156,533
Oregon — 2.7%
City of Portland Oregon Sewer System Revenue, Refunding RB:
1st Lien, Series A, 5.00%, 6/15/21	5,000	5,662,850
1st Lien, Series A, 5.00%, 6/15/22	5,000	5,748,650
1st Lien, Series A, 5.00%, 6/15/24	5,000	5,873,350
1st Lien, Series A, 5.00%, 6/15/25	9,980	11,773,606
1st Lien, Series A, 5.00%, 6/15/26	10,480	12,465,646
1st Lien, Series A, 5.00%, 6/15/27	11,005	12,971,263
2nd Lien, Series B, 5.00%, 6/15/20	6,075	6,751,269
2nd Lien, Series B, 5.00%, 6/15/23	10,000	11,629,900
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	865	907,091
Metro Oregon, GO, 5.00%, 6/01/20	5,000	5,554,250
Port of Morrow Oregon, RB, Bonneville Cooperation Project, 2.99%, 9/01/36	1,165	1,057,307
State of Oregon, GO, Article XI-Q:
Series D, 5.00%, 5/01/41	5,000	5,691,900
Refunding Series F, 5.00%, 5/01/29	5,000	5,909,750
Refunding Series F, 5.00%, 5/01/34	5,000	5,766,350
Refunding Series F, 5.00%, 5/01/39	5,000	5,704,950
Refunding Series G, 5.00%, 11/01/23	5,000	5,887,450
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 4/01/45	5,000	5,443,650
Tri-County Metropolitan Transportation District, RB, Series A, 5.00%, 10/01/19	5,825	6,339,639
Tri-County Metropolitan Transportation District of Oregon, RB, Capital Grant Receipt, Series A, 5.00%, 10/01/22	5,090	5,735,310
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community:
5.00%, 11/15/46	1,000	984,710
5.00%, 11/15/51	730	700,902

		128,559,793
Pennsylvania — 2.0%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	5,000	5,573,950
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 7/01/36	4,045	4,329,404
5.63%, 7/01/42	1,675	1,786,756

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, 5.00%, 10/01/23	$5,000	$5,726,750
Commonwealth Financing Authority, RB, Series A, 4.14%, 6/01/38	6,905	6,665,535
Commonwealth of Pennsylvania, GO, 2nd Series, 5.00%, 9/15/19	5,000	5,435,500
Commonwealth of Pennsylvania, GO, Refunding, 1st Series, 5.00%, 9/15/25	5,000	5,727,400
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A:
5.00%, 12/01/22	895	940,394
5.00%, 12/01/23	985	1,032,989
5.00%, 12/01/24	1,035	1,077,218
5.00%, 12/01/25	750	778,073
5.25%, 12/01/45	1,500	1,421,025
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Annes Retirement Community, 5.00%, 4/01/33	1,575	1,597,712
County of Montgomery Pennsylvania IDA, RB, New Hampshire School III Properties Project, 6.50%, 10/01/37	1,950	1,951,794
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	4,865	4,704,260
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,350	2,481,106
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 11/01/46	5,000	5,457,300
Pennsylvania Economic Development Financing Authority, RB:
Build America Bonds, Series B, 6.53%, 6/15/39	5,000	5,886,050
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/20	5,000	5,425,900
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/21	5,000	5,463,300
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	5,000	5,502,750
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/22	4,495	4,947,916
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,250	3,424,525
Pennsylvania Housing Finance Agency, Refunding RB, Series 121, 2.80%, 10/01/31	5,000	4,527,050
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 1/01/27	3,100	3,296,013

		95,160,670
Puerto Rico — 1.0%
Children’s Trust Fund, RB, Tobacco Settlement, Asset-Backed Bonds, 5.50%, 5/15/39	6,060	6,081,816
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds, Series A, 0.00%, 5/15/50 (d)	38,615	3,033,208
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A:
5.50%, 7/01/39 (e)(f)	6,100	4,003,125
8.00%, 7/01/35 (e)(f)	16,450	11,556,125
Commonwealth of Puerto Rico, GO, Series A, 6.00%, 7/01/38 (e)(f)	6,950	4,534,875

Municipal Bonds	Par (000)	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	$14,670	$11,133,503
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24	2,820	2,239,616
6.00%, 7/01/38	9,770	7,458,125

		50,040,393
Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 6/01/40	5,000	5,093,600
South Carolina — 1.1%
Aiken County Consolidated School District, GO, Series A, 5.00%, 3/01/20	5,285	5,836,278
County of Charleston South Carolina, GO, Refunding, 5.00%, 11/01/23	5,000	5,912,050
Horry County South Carolina School District, GO:
5.00%, 3/01/22	5,000	5,735,850
5.00%, 3/01/23	5,000	5,809,900
5.00%, 3/01/24	5,000	5,885,450
5.00%, 3/01/25	5,000	5,925,500
Horry County South Carolina School District, RB, 5.00%, 3/01/21	5,000	5,612,150
Richland County School District No. 2, GO, Refunding, Series A, 5.00%, 2/01/23	5,000	5,789,050
South Carolina Job-EDA, RB, Series A, 5.25%, 8/15/46 (a)	1,580	1,511,934
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	5,545	7,279,032

		55,297,194
Tennessee — 0.1%
Tennessee Energy Acquisition Corp., RB, Series C, 5.00%, 2/01/23	5,385	5,952,094
Texas — 4.8%
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 3/01/44	1,250	1,260,488
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 7/15/35	7,400	7,743,064
City of Houston Texas Airport System, Refunding ARB, AMT:
Series C, 5.00%, 7/15/20	15,950	16,935,391
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 7/15/30	1,000	1,121,810
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	3,000	3,355,530
Subordinate Lien, Series A, 5.00%, 7/01/23	5,000	5,583,000
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	13,000	13,723,710
County of Fort Bend Texas, Refunding, GO, Series B:
5.00%, 3/01/27	5,000	5,839,250
5.00%, 3/01/28	5,000	5,819,400
County of Harris Texas, Refunding RB, Senior Lien, Series A:
5.00%, 8/15/31	5,000	5,714,350
5.00%, 8/15/32	5,000	5,678,700
5.00%, 8/15/33	5,000	5,647,700

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 5.75%, 1/01/28	$500	$597,185
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 1/01/23	1,160	1,167,760
Texas Children’s Hospital, 5.00%, 10/01/19	5,000	5,463,550
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	2,560	2,675,891
Dallas-Fort Worth International Airport, ARB, AMT:
Series A, 5.00%, 11/01/45	5,000	5,304,300
Series C, 5.13%, 11/01/43	10,000	10,718,100
Dallas-Fort Worth International Airport, Refunding ARB, Series D, AMT, 5.00%, 11/01/21	5,000	5,590,200
Decatur Hospital Authority, Refunding RB, 5.25%, 9/01/44	1,880	1,951,346
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (a)	10,960	11,436,322
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A (a):
5.00%, 8/15/36	4,055	3,829,339
5.00%, 8/15/46	4,055	3,691,348
New Hope Texas Cultural Education Facilities Corp., RB, Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	1,250	1,267,300
North Central Texas Health Facility Development Corp., Refunding RB, 5.00%, 8/15/32	5,015	5,523,571
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22 (e) (f)	2,570	2,279,873
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Senior Lien, Series D, 6.25%, 12/15/26	5,000	5,797,050
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/20	5,000	5,459,500
5.00%, 12/15/23	10,000	10,850,000
5.00%, 12/15/24	10,000	10,793,400
5.00%, 12/15/25	10,000	10,759,600
5.00%, 12/15/30	5,000	5,216,800
5.00%, 12/15/31	5,000	5,208,700
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Blueridge Transportation Group:
AMT, 5.00%, 12/31/40	14,575	15,430,552
AMT, 5.00%, 12/31/45	11,000	11,544,060
AMT, 5.00%, 12/31/50	5,000	5,098,200
5.00%, 12/31/55	5,000	5,081,200
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 9/01/43	2,000	2,030,420

		233,187,960

Municipal Bonds	Par (000)	Value
Utah — 0.2%
Utah State Charter School Finance Authority, RB, Early Light Academy (a):
5.00%, 7/15/34	$530	$532,237
5.13%, 7/15/49	4,830	4,826,232
Utah Transit Authority, Refunding RB, Series C (AGM), 5.25%, 6/15/25	5,000	5,968,300

		11,326,769
Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A (i):
5.38%, 3/01/36	1,050	1,005,207
5.50%, 3/01/46	6,210	5,923,346
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project (a):
5.15%, 3/01/35	1,000	1,013,200
5.40%, 3/01/45	2,000	2,043,620
Chesapeake Bay Bridge & Tunnel District, 1st Tier General Resolution Revenue, RB:
5.00%, 7/01/46	10,000	10,715,300
5.00%, 7/01/51	5,000	5,316,800
Commonwealth of Virginia, GO, Refunding, Series B:
5.00%, 6/01/25	5,000	5,996,350
5.00%, 6/01/27	5,000	5,918,200
5.00%, 6/01/28	10,000	11,775,800
County of Arlington Virginia, GO, Refunding, Series B, 5.00%, 8/15/26	5,000	6,057,150
County of Fairfax Virginia, GO, Series A:
5.00%, 10/01/21 (c)	5,180	5,913,333
5.00%, 10/01/26	5,000	5,907,800
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 7/01/22	1,155	1,183,459
Residential Care Facility, 5.00%, 7/01/47	1,985	2,015,668
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 6/01/22	625	694,425
5.00%, 6/01/23	420	462,995
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.00%, 3/01/23	1,000	997,490
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	2,980	2,989,357
5.00%, 3/01/45	3,055	3,021,487
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	467	470,391
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 6/01/46	13,645	10,924,324
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	3,340	3,087,028
Virginia College Building Authority, Refunding RB, Series A:
Marymount University Project, 5.00%, 7/01/35 (a)	745	708,599
Marymount University Project, 5.00%, 7/01/45 (a)	2,215	2,047,236
5.00%, 9/01/29	5,000	5,827,650

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Virginia (continued)
Wise County Virginia IDA, RB, Virginia Electric and Power Co., Series A, 1.88%, 11/01/40 (b)	$5,000	$4,964,400

		106,980,615
Washington — 1.4%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 9/01/32	2,255	2,293,966
State of Washington, GO, Series 2017-A:
5.00%, 8/01/30	5,000	5,765,700
5.00%, 8/01/31	5,000	5,743,200
5.00%, 8/01/32	5,000	5,707,450
5.00%, 8/01/33	5,000	5,672,000
5.00%, 8/01/34	5,000	5,649,950
5.00%, 8/01/35	5,000	5,636,750
5.00%, 8/01/36	5,000	5,619,250
5.00%, 8/01/37	5,000	5,606,150
5.00%, 8/01/38	5,000	5,597,450
University of Washington, RB, Series A:
5.00%, 1/01/34	1,000	1,116,670
5.00%, 1/01/35	1,000	1,114,310
5.00%, 1/01/36	1,000	1,111,170
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 1/01/32	1,000	1,126,980
5.00%, 1/01/33	1,000	1,120,620
Washington Health Care Facilities Authority, RB, Washington Health Group Coop (AGC), 4.75%, 12/01/31	5,000	5,000,550
Washington State Housing Finance Commission, RB, Heron’s Key, Series A (a):
6.75%, 7/01/35	445	449,722
7.00%, 7/01/45	760	775,390

		65,107,278
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group:
5.00%, 6/01/23	5,000	5,726,600
5.00%, 6/01/24	5,000	5,769,000
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	10,800	9,818,820

		21,314,420
Wisconsin — 0.6%
Public Finance Authority, RB, Bancroft Neurohealth Project, Series A, 5.13%, 6/01/48 (a)	3,500	3,207,155
Public Finance Authority, Refunding RB:
Celanese Project, Series C, AMT, 4.30%, 11/01/30	3,175	3,088,926
Celanese Project, Series D, 4.05%, 11/01/30	3,175	3,071,400
National Gypsum Co., AMT, 4.00%, 8/01/35	4,840	4,486,535
State of Wisconsin, GO, Refunding, Series 4, 5.00%, 5/01/25	5,000	5,870,850
State of Wisconsin, Refunding RB, Series B, 3.29%, 5/01/37	3,025	2,748,575
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/35	5,000	5,548,400
Mile Bluff Medical Center, 5.50%, 5/01/34	875	903,997

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB (continued):
Mile Bluff Medical Center, 5.75%, 5/01/39	$1,060	$1,094,800

		30,020,638
Total Municipal Bonds— 84.2%		4,083,069,596

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Arizona — 0.5%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 7/01/42	10,000	11,010,469
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 12/01/45	10,000	11,063,900

		22,074,369
California — 4.3%
California Educational Facilities Authority, 5.00%, 10/01/46	10,000	11,160,072
California Educational Facilities Authority, RB, California Institute of Technology:
5.00%, 11/01/19 (c)	10,000	11,017,973
5.00%, 9/01/45	10,490	11,641,880
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 8/15/43	10,000	10,753,274
Stanford Hospital and Clinics, 5.00%, 8/15/51	10,000	10,796,300
Sutter Health, 5.00%, 8/15/52	10,000	10,746,800
California State Infrastructure Authority, RB, 5.00%, 11/01/41	10,000	11,030,668
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 5/01/44	10,000	10,603,166
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,000	10,755,975
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 5/15/35	10,000	11,111,887
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/43	10,000	11,085,300
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	11,106,084
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/38	8,450	9,374,675
5.00%, 11/01/43	8,530	9,505,720
Fresno Unified School District, GO, 5.00%, 8/01/44	10,000	11,064,600
Manteca California Unified School District, GO, 5.00%, 8/01/40	10,000	11,120,778
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 8/01/44	10,000	10,798,300
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 8/01/40	10,000	11,036,682

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California (continued)
State of California, GO, Various Purposes, 5.00%, 4/01/43	$10,000	$10,964,400

		205,674,534
Connecticut — 0.2%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	10,000	10,767,700
Delaware — 0.2%
County of New Castle Delaware, GO, Refunding, 5.00%, 10/01/45	10,000	11,285,173
District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	10,966,600
Florida — 0.7%
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB (AGM), 5.00%, 7/01/42	10,000	10,834,700
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems, Inc. Project, Series A, 5.50%, 8/15/54	10,000	11,361,500
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,096,900

		33,293,100
Georgia — 0.5%
City of Atlanta Georgia Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	21,971,780
Illinois — 0.2%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 1/01/36	10,000	10,794,800
Indiana — 0.2%
Indiana State Finance Authority, Refunding RB, Franciscan Alliance, Inc., 5.00%, 11/01/41	10,000	10,821,700
Maryland — 0.5%
City of Baltimore Maryland, RB, Series A, 5.00%, 7/01/43	10,000	10,966,681
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 5/15/43	10,000	10,848,188

		21,814,869
Massachusetts — 0.7%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	10,000	11,033,800
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 7/01/44	10,000	10,826,273
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/44	10,000	10,985,890

		32,845,963
Michigan — 0.2%
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	10,000	10,661,900
Minnesota — 0.2%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 1/01/46	10,000	10,901,081
Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 1/01/44	10,000	10,732,600

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Missouri (continued)
Metropolitan St. Louis Sewer District, RB, Series B:
5.00%, 5/01/43	$10,000	$11,153,500
5.00%, 5/01/45	10,000	11,232,700

		33,118,800
Nevada — 0.2%
Las Vegas Valley Water District, GO, Series B, 5.00%, 6/01/37	10,000	11,039,600
New York — 1.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	10,000	11,029,900
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/39	10,000	11,065,897
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 2/15/39	10,000	11,069,200
New York State Urban Development Corp, Refunding RB, Series A, 5.00%, 3/15/35	10,000	11,307,700
Port Authority of New York & New Jersey, RB, 5.00%, 10/15/41	10,000	11,087,178
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/37	10,000	11,302,800

		66,862,675
North Carolina — 0.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	10,000	10,963,769
Oklahoma — 0.2%
Oklahoma City Water Utilities Trust, Refunding RB, 5.00%, 7/01/45	10,000	11,190,400
Pennsylvania — 0.9%
County of Lancaster Pennsylvania Hospital Authority, RB, 5.00%, 8/15/46	10,000	10,805,800
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	10,000	10,749,982
Philadelphia Authority for Industrial Development Hospital, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	20,000	22,236,400

		43,792,182
South Carolina — 0.2%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 1/01/21 (c)	10,000	11,229,800
Tennessee — 0.2%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	10,000	11,031,900
Texas — 0.2%
Tarrant Regional Water District, Refunding RB, 5.00%, 3/01/52	10,000	11,057,000
Utah — 0.2%
Utah State Transit Authority Sales Tax, RB, 5.00%, 6/15/38	10,000	11,193,072
Virginia — 0.5%
Fairfax County IDA, RB, Inova Health Systems Project, Series A, 5.00%, 5/15/44	10,000	11,039,200

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Virginia (continued)
University of Virginia, Refunding RB, Series A-2, 5.00%, 4/01/45	$10,000	$11,253,000

		22,292,200
Washington — 0.7%
State of Washington, 5.00%, 2/01/33	10,000	11,177,900
State of Washington, GO, Series A, 5.00%, 8/01/38	10,000	10,984,690
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	10,876,769

		33,039,359
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	10,000	10,939,100
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 4/01/42	10,000	10,627,678

		21,566,778
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.7%		712,251,104

Investment Companies	Shares	Value
United States — 0.3%
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	$5,442,000
VanEck Vectors High-Yield Municipal Index ETF	300,000	8,625,000
Total Investment Companies — 0.3%		14,067,000
Total Long-Term Investments (Cost — $5,057,372,862) — 100.5%		4,874,182,026

Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.43% (k)(l)	344,897,735	344,897,735
Total Short-Term Securities (Cost $344,906,253) — 7.1%		344,897,735
Total Investments (Cost — $5,402,279,115) — 107.6%		5,219,079,761
Other Assets Less Liabilities — 1.1%		51,489,023
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.6)%		(414,847,888)
Loan for TOB Trust Certificates — (0.1)%		(7,494,750)

Net Assets — 100.0%		$4,848,226,146

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(i)	When-issued security.

(j)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(k)	During the period ended November 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Shares Purchased	Shares Sold	Shares Held at November 30, 2016	Value at November 30, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, MuniCash, Institutional Class	412,556,720	—	(67,658,985)[1]	344,897,735	$344,897,735	$440,731	$148,555
iShares National Muni Bond ETF	—	400,000	(400,000)	—	—	45,866	(212,832)
Total					$344,897,735	$486,597	$(64,277)

[1] Represents net shares sold.

(l)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(1,000)	5-Year U.S. Treasury Note	March 2017	$117,843,750	$(17,000)
(3,977)	10-Year U.S. Treasury Note	March 2017	$495,198,640	1,809,877
(1,515)	Long U.S. Treasury Bond	March 2017	$229,191,094	569,349
(724)	Ultra U.S. Treasury Bond	March 2017	$116,858,125	466,455
Total				$2,828,681

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,845,681	—	$2,845,681
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$17,000	—	$17,000

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$57,385,928	—	$57,385,928
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,907,873	—	$1,907,873

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$61,649,580	[1]
Average notional value of contracts — short	$1,333,979,141

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	49

Schedule of Investments (concluded)	BlackRock Strategic Municipal Opportunities Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	$14,067,000	$4,860,115,026	—	$4,874,182,026
Short-Term Securities	344,897,735	—	—	344,897,735

Total	$358,964,735	$4,860,115,026	—	$5,219,079,761

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$2,845,681	—	—	$2,845,681
Liabilities:
Interest rate contracts	(17,000)	—	—	(17,000)

Total	$2,828,681	—	—	$2,828,681

[1] See above Schedule of Investments for values in each industry, state, or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$14,157,800	—	—	$14,157,800
Liabilities:
Bank overdraft	—	$(1,071)	—	(1,071)
Loan for TOB Trust Certificates	—	(7,494,750)	—	(7,494,750)
TOB Trust Certificates	—	(414,150,201)	—	(414,150,201)

Total	$14,157,800	$(421,646,022)	—	$(407,488,222)

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Statements of Assets and Liabilities

November 30, 2016 (Unaudited)	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$1,192,592,272	$288,963,801	$512,858,531	$4,874,182,026
Investments at value — affiliated[2]	50,535,896	4,708,886	5,240,805	344,897,735
Cash	321,728	—	—	—
Cash pledged for futures contracts	4,254,900	131,000	202,750	14,157,800
Receivables:
Investments sold — unaffiliated	34,028,465	—	390,000	4,979,055
Interest — unaffiliated	11,594,578	4,073,311	7,309,769	64,361,320
Capital shares sold	2,855,032	2,996,386	327,805	13,027,741
Investment adviser	15,590	39,505	92,155	—
Variation margin on futures contracts	1,514,720	47,219	71,625	5,026,153
Dividends — affiliated	12,848	1,347	2,668	93,385
Other	—	—	—	194
Prepaid expenses	58,564	16,525	19,451	257,017

Total assets	1,297,784,593	300,977,980	526,515,559	5,320,982,426

Accrued Liabilities
Bank overdraft	—	1,008	4,972	1,071
Payables:
Investments purchased — unaffiliated	28,845,855	—	5,408,714	7,758,021
Capital shares redeemed	10,876,810	2,429,515	2,679,052	35,107,507
Income dividends	1,107,898	412,612	955,808	3,792,577
Investment advisory fees	370,216	112,732	188,329	1,931,210
Service and distribution fees	215,410	52,054	53,567	484,658
Interest expense and fees	59,268	22,448	113,067	697,687
Other affiliates	7,206	2,209	3,585	29,025
Officer’s and Trustees’ fees	3,635	3,414	3,807	4,742
Variation margin on futures contracts	—	—	—	17,000
TOB Trust	—	—	3,750,000	—
Other accrued expenses — unaffiliated	497,313	202,103	298,274	1,287,831
Other	9,019	45,588	42,669	—

Total accrued liabilities	41,992,630	3,283,683	13,501,844	51,111,329

Other Liabilities
TOB Trust Certificates	89,184,988	9,281,449	54,280,102	414,150,201
Loan for TOB Trust Certificates	—	—	—	7,494,750

Total other liabilities	89,184,988	9,281,449	54,280,102	421,644,951

Total liabilities	131,177,618	12,565,132	67,781,946	472,756,280

Net Assets	$1,166,606,975	$288,412,848	$458,733,613	$4,848,226,146

Net Assets Consist of
Paid-in capital	$1,179,129,534	$284,753,565	$468,423,030	$4,960,165,301
Undistributed net investment income	681,106	943,083	756,313	1,339,606
Undistributed net realized gain (accumulated net realized loss)	6,001,683	(5,821,832)	(27,600,461)	67,091,912
Net unrealized appreciation (depreciation)	(19,205,348)	8,538,032	17,154,731	(180,370,673)

Net Assets	$1,166,606,975	$288,412,848	$458,733,613	$4,848,226,146

[1] Investments at cost — unaffiliated	$1,212,790,654	$280,459,217	$495,750,979	$5,057,372,862
[2] Investments at cost — affiliated	$50,535,896	$4,708,886	$5,240,805	$344,906,253

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	51

Statements of Assets and Liabilities (concluded)

November 30, 2016 (Unaudited)	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Net Assets Value
Institutional:
Net assets	$517,600,596	$133,112,580	$310,306,807	$3,378,344,625

Shares outstanding, unlimited number of shares authorized, $0.10 par value	42,743,601	12,385,385	28,333,751	302,436,138

Net asset value	$12.11	$10.75	$10.95	$11.17

Service:
Net assets	—	$9,904,337	$1,079,155	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	921,501	98,427	—

Net asset value	—	$10.75	$10.96	—

Investor A:
Net assets	$393,118,980	$82,569,525	$93,666,532	$1,166,754,233

Shares outstanding, unlimited number of shares authorized, $0.10 par value	32,494,241	7,676,013	8,543,970	104,496,408

Net asset value	$12.10	$10.76	$10.96	$11.17

Investor A1:
Net assets	$125,610,183	$24,208,346	$15,018,610	$30,858,378

Shares outstanding, unlimited number of shares authorized, $0.10 par value	10,373,379	2,249,768	1,369,237	2,762,955

Net asset value	$12.11	$10.76	$10.97	$11.17

Investor C:
Net assets	$116,625,208	$31,840,183	$34,555,592	$272,268,910

Shares outstanding, unlimited number of shares authorized, $0.10 par value	9,630,946	2,963,447	3,152,533	24,375,889

Net asset value	$12.11	$10.74	$10.96	$11.17

Investor C1:
Net assets	$13,652,008	$6,777,877	$4,106,917	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,127,308	630,681	375,001	—

Net asset value	$12.11	$10.75	$10.95	—

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Statements of Operations

Six Months Ended November 30, 2016 (Unaudited)	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Investment Income
Interest — unaffiliated	$19,342,330	$6,198,806	$11,339,964	$77,164,280
Dividends — affiliated	117,091	12,628	13,118	486,597
Dividends — unaffiliated	—	—	—	303,705

Total investment income	19,459,421	6,211,434	11,353,082	77,954,582

Expenses
Investment advisory	2,924,998	836,348	1,330,019	12,929,129
Service and distribution — class specific	1,208,991	321,272	322,950	2,916,063
Transfer agent — class specific	199,817	130,812	311,488	1,311,887
Accounting services	82,844	31,478	48,825	301,502
Registration	40,604	9,461	9,324	164,823
Professional	36,419	40,462	40,254	70,209
Custodian	28,503	7,851	12,667	100,879
Officer and Trustees	19,920	13,912	15,249	45,166
Printing	18,549	11,538	13,716	24,708
Miscellaneous	23,744	17,608	17,982	65,619
Recoupment of past waived/and or reimbursed fees	80,268	—	—	—
Recoupment of past waived/and or reimbursed fees — class specific	22,354	—	—	—

Total expenses excluding interest expense and fees	4,687,011	1,420,742	2,122,474	17,929,985
Interest expense and fees[1]	425,611	63,982	388,360	2,504,329

Total expenses	5,112,622	1,484,724	2,510,834	20,434,314
Less:
Fees waived by the Manager	(567,931)	(87,262)	(44,724)	(1,362,147)
Transfer agent fees waived and/or reimbursed — class specific	(20,062)	(62,035)	(175,568)	—
Fees paid indirectly	(241)	—	—	(730)

Total expenses after fees waived and/or reimbursed and paid indirectly	4,524,388	1,335,427	2,290,542	19,071,437

Net investment income	14,935,033	4,876,007	9,062,540	58,883,145

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,404,790	665,500	(345,154)	16,634,517
Investments — affiliated	5,792	176	187	(215,821)
Futures contracts	16,557,133	678,930	899,964	57,385,928
Capital gain distributions from investment companies — affiliated	92,183	3,731	14	151,544

	20,059,898	1,348,337	555,011	73,956,168

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(83,720,096)	(18,596,465)	(27,327,971)	(336,872,883)
Investments — affiliated	—	—	—	(8,518)
Futures contracts	1,239,161	44,278	50,905	1,907,873

	(82,480,935)	(18,552,187)	(27,277,066)	(334,973,528)

Net realized and unrealized loss	(62,421,037)	(17,203,850)	(26,722,055)	(261,017,360)

Net Decrease in Net Assets Resulting from Operations	$(47,486,004)	$(12,327,843)	$(17,659,515)	$(202,134,215)

[1] Related to TOB Trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	53

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016

Operations
Net investment income	$14,935,033	$26,104,025	$4,876,007	$9,400,945
Net realized gain (loss)	20,059,898	5,138,627	1,348,337	(505,382)
Net change in unrealized appreciation (depreciation)	(82,480,935)	23,865,351	(18,552,187)	9,819,330

Net increase (decrease) in net assets resulting from operations	(47,486,004)	55,108,003	(12,327,843)	18,714,893

Distributions to Shareholders[1]
From net investment income:
Institutional	(7,207,667)	(12,413,724)	(2,355,079)	(4,439,029)
Investor A	(4,844,173)	(7,226,418)	(169,630)	(363,109)
Investor A1	(1,738,437)	(4,314,507)	(1,404,799)	(2,621,341)
Investor B	—	(720)	(432,878)	(1,000,577)
Investor C	(953,103)	(1,689,793)	(400,144)	(783,767)
Investor C1	(149,611)	(397,017)	(104,238)	(242,788)

Decrease in net assets resulting from distributions to shareholders	(14,892,991)	(26,042,179)	(4,866,768)	(9,450,611)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	111,026,424	366,691,774	14,037,459	16,745,575

Net Assets
Total increase (decrease) in net assets	48,647,429	395,757,598	(3,157,152)	26,009,857
Beginning of period	1,117,959,546	722,201,948	291,570,000	265,560,143

End of period	$1,166,606,975	$1,117,959,546	$288,412,848	$291,570,000

Undistributed net investment income, end of period	$681,106	$639,064	$943,083	$933,844

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Statements of Changes in Net Assets

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Strategic Municipal Opportunities Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016

Operations
Net investment income	$9,062,540	$17,512,610	$58,883,145	$94,048,201
Net realized gain	555,011	528,750	73,956,168	12,660,978
Net change in unrealized appreciation (depreciation)	(27,277,066)	10,068,088	(334,973,528)	169,735,813

Net increase (decrease) in net assets resulting from operations	(17,659,515)	28,109,448	(202,134,215)	276,444,992

Distributions to Shareholders[1]
From net investment income:
Institutional	(6,344,340)	(12,746,699)	(42,572,498)	(66,499,395)
Service	(22,218)	(46,245)	—	—
Investor A	(1,784,669)	(2,947,048)	(13,282,211)	(22,375,763)
Investor A1	(304,846)	(654,122)	(390,938)	(892,781)
Investor C	(518,414)	(950,580)	(2,062,824)	(3,839,516)
Investor C1	(72,847)	(161,130)	—	—
From net realized gain:
Institutional	—	—	(11,994,346)	—
Investor A	—	—	(4,149,885)	—
Investor A1	—	—	(118,764)	—
Investor C	—	—	(991,143)	—

Decrease in net assets resulting from distributions to shareholders	(9,047,334)	(17,505,824)	(75,562,609)	(93,607,455)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	13,164,278	16,166,103	519,894,271	1,194,960,072

Net Assets
Total increase (decrease) in net assets	(13,542,571)	26,769,727	242,197,447	1,377,797,609
Beginning of period	472,276,184	445,506,457	4,606,028,699	3,228,231,090

End of period	$458,733,613	$472,276,184	$4,848,226,146	$4,606,028,699

Undistributed net investment income, end of period	$756,313	$741,107	$1,339,606	$764,932

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	55

Financial Highlights	BlackRock California Municipal Opportunities Fund

	Institutional							Investor A
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$12.33	$12.22	$12.54	$12.48	$11.20	$12.71		$12.32	$12.21	$12.53	$12.47	$11.19

Net investment income[1]	0.17		0.39	0.43	0.47	0.45	0.53	0.15		0.36	0.40	0.45	0.42	0.49
Net realized and unrealized gain (loss)	(0.62)		0.40	0.11	(0.22)	0.09	1.28	(0.61)		0.40	0.11	(0.23)	0.09	1.29

Net increase (decrease) from investment operations	(0.45)		0.79	0.54	0.25	0.54	1.81	(0.46)		0.76	0.51	0.22	0.51	1.78

Distributions:[2]
From net investment income	(0.17)		(0.39)	(0.43)	(0.47)	(0.46)	(0.53)	(0.15)		(0.37)	(0.40)	(0.44)	(0.43)	(0.50)
From net realized gain	—		—	—	(0.10)	(0.02)	—	—		—	—	(0.10)	(0.02)	—

Total distributions	(0.17)		(0.39)	(0.43)	(0.57)	(0.48)	(0.53)	(0.15)		(0.37)	(0.40)	(0.54)	(0.45)	(0.50)

Net asset value, end of period	$12.11		$12.73	$12.33	$12.22	$12.54	$12.48	$12.10		$12.71	$12.32	$12.21	$12.53	$12.47

Total Return[3]
Based on net asset value	(3.60)%	[4]	6.54%	4.46%	2.31%	4.26%	16.55%	(3.65)%	[4]	6.23%	4.25%	2.13%	4.02%	16.29%

Ratios to Average Net Assets
Total expenses	0.64%	[5,6]	0.68%	0.73%	0.81%	0.73%	0.78%	0.88%	[5,6]	0.93%	0.95%	0.99%	0.96%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54%	[5,6]	0.66%	0.68%	0.81%	0.72%	0.78%	0.79%	[5,6]	0.88%	0.88%	0.99%	0.96%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.47%	[5,6]	0.62%	0.64%	0.73%	0.65%	0.68%	0.72%	[5,6]	0.84%	0.84%	0.91%	0.88%	0.91%

Net investment income	2.63%	[5,6]	3.10%	3.49%	3.96%	3.54%	4.44%	2.39%	[5,6]	2.87%	3.28%	3.79%	3.32%	4.19%

Supplemental Data
Net assets, end of period (000)	$517,601		$494,888	$315,431	$206,904	$293,150	$174,726	$393,119		$364,093	$178,774	$111,545	$166,056	$117,051

Borrowings outstanding, end of period (000)	$89,185		$40,310	$69,453	$23,653	$101,940	$64,129	$89,185		$40,310	$69,453	$23,653	$101,940	$64,129

Portfolio turnover rate	67%		119%	70%	33%	51%	42%	67%		119%	70%	33%	51%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	For the six months ended November 30, 2016, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights (continued)	BlackRock California Municipal Opportunities Fund

	Investor A1							Investor C
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.72		$12.33	$12.23	$12.54	$12.48	$11.20	$12.73		$12.33	$12.23	$12.54	$12.48	$11.20

Net investment income[1]	0.16		0.38	0.42	0.46	0.44	0.52	0.10		0.27	0.31	0.36	0.32	0.41
Net realized and unrealized gain (loss)	(0.61)		0.39	0.10	(0.21)	0.09	1.28	(0.62)		0.40	0.10	(0.21)	0.09	1.29

Net increase (decrease) from investment operations	(0.45)		0.77	0.52	0.25	0.53	1.80	(0.52)		0.67	0.41	0.15	0.41	1.70

Distributions:[2]
From net investment income	(0.16)		(0.38)	(0.42)	(0.46)	(0.45)	(0.52)	(0.10)		(0.27)	(0.31)	(0.36)	(0.33)	(0.42)
From net realized gain	—		—	—	(0.10)	(0.02)	—	—		—	—	(0.10)	(0.02)	—

Total distributions	(0.16)		(0.38)	(0.42)	(0.56)	(0.47)	(0.52)	(0.10)		(0.27)	(0.31)	(0.46)	(0.35)	(0.42)

Net asset value, end of period	$12.11		$12.72	$12.33	$12.23	$12.54	$12.48	$12.11		$12.73	$12.33	$12.23	$12.54	$12.48

Total Return[3]
Based on net asset value	(3.58)%	[4]	6.35%	4.29%	2.36%	4.17%	16.45%	(4.09)%	[4]	5.51%	3.38%	1.44%	3.23%	15.42%

Ratios to Average Net Assets
Total expenses	0.74%	[5,6]	0.79%	0.81%	0.84%	0.82%	0.87%	1.64%	[5,6]	1.70%	1.72%	1.75%	1.73%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%	[5,6]	0.77%	0.77%	0.84%	0.81%	0.86%	1.54%	[5,6]	1.64%	1.64%	1.75%	1.72%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.58%	[5,6]	0.72%	0.73%	0.76%	0.74%	0.77%	1.47%	[5,6]	1.60%	1.60%	1.67%	1.64%	1.66%

Net investment income	2.53%	[5,6]	3.06%	3.39%	3.94%	3.48%	4.42%	1.64%	[5,6]	2.14%	2.52%	3.03%	2.56%	3.45%

Supplemental Data
Net assets, end of period (000)	$125,610		$139,805	$143,879	$154,845	$177,677	$183,008	$116,625		$103,993	$67,789	$65,203	$92,635	$63,515

Borrowings outstanding, end of period (000)	$89,185		$40,310	$69,453	$23,653	$101,940	$64,129	$89,185		$40,310	$69,453	$23,653	$101,940	$64,129

Portfolio turnover rate	67%		119%	70%	33%	51%	42%	67%		119%	70%	33%	51%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	For the six months ended November 30, 2016, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	57

Financial Highlights (concluded)	BlackRock California Municipal Opportunities Fund

	Investor C1
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$12.33	$12.23	$12.54	$12.48	$11.20

Net investment income[1]	0.13		0.32	0.36	0.40	0.38	0.46
Net realized and unrealized gain (loss)	(0.62)		0.40	0.10	(0.21)	0.09	1.28

Net increase (decrease) from investment operations	(0.49)		0.72	0.46	0.19	0.47	1.74

Distributions:[2]
From net investment income	(0.13)		(0.32)	(0.36)	(0.40)	(0.39)	(0.46)
From net realized gain	—		—	—	(0.10)	(0.02)	—

Total distributions	(0.13)		(0.32)	(0.36)	(0.50)	(0.41)	(0.46)

Net asset value, end of period	$12.11		$12.73	$12.33	$12.23	$12.54	$12.48

Total Return[3]
Based on net asset value	(3.90)%	[4]	5.90%	3.76%	1.85%	3.65%	15.87%

Ratios to Average Net Assets
Total expenses	1.24%	[5,6]	1.30%	1.32%	1.34%	1.32%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%	[5,6]	1.27%	1.27%	1.34%	1.31%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	1.08%	[5,6]	1.23%	1.23%	1.26%	1.24%	1.27%

Net investment income	2.03%	[5,6]	2.56%	2.89%	3.44%	2.98%	3.93%

Supplemental Data
Net assets, end of period (000)	$13,652		$15,180	$15,873	$17,320	$22,054	$24,486

Borrowings outstanding, end of period (000)	$89,185		$40,310	$69,453	$23,653	$101,940	$64,129

Portfolio turnover rate	67%		119%	70%	33%	51%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	For the six months ended November 30, 2016, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional							Service
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.38		$11.01	$11.09	$11.22	$11.26	$10.18	$11.38		$11.01	$11.09	$11.22	$11.26	$10.17

Net investment income[1]	0.19		0.40	0.41	0.43	0.43	0.45	0.18		0.38	0.39	0.42	0.41	0.43
Net realized and unrealized gain (loss)	(0.63)		0.37	(0.08)	(0.13)	(0.02)	1.09	(0.63)		0.38	(0.08)	(0.14)	(0.01)	1.10

Net increase (decrease) from investment operations	(0.44)		0.77	0.33	0.30	0.41	1.54	(0.45)		0.76	0.31	0.28	0.40	1.53

Distributions from net investment income[2]	(0.19)		(0.40)	(0.41)	(0.43)	(0.45)	(0.46)	(0.18)		(0.39)	(0.39)	(0.41)	(0.44)	(0.44)

Net asset value, end of period	$10.75		$11.38	$11.01	$11.09	$11.22	$11.26	$10.75		$11.38	$11.01	$11.09	$11.22	$11.26

Total Return[3]
Based on net asset value	(3.92)%	[4]	7.13%	2.93%	2.89%	3.56%	15.41%	(4.00)%	[4]	7.00%	2.83%	2.78%	3.47%	15.31%

Ratios to Average Net Assets
Total expenses	0.80%	[5]	0.81%	0.84%	0.83%	0.83%	0.82%	1.05%	[5]	1.05%	1.04%	1.04%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71%	[5]	0.75%	0.77%	0.79%	0.79%	0.68%	0.87%	[5]	0.87%	0.86%	0.90%	0.89%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.67%	[5]	0.72%	0.74%	0.76%	0.78%	0.68%	0.83%	[5]	0.84%	0.84%	0.87%	0.87%	0.87%

Net investment income	3.39%	[5]	3.58%	3.62%	4.04%	3.74%	4.19%	3.16%	[5]	3.43%	3.53%	3.94%	3.64%	4.00%

Supplemental Data
Net assets, end of period (000)	$133,113		$135,174	$115,135	$109,182	$120,851	$119,558	$9,904		$10,514	$17,654	$17,881	$19,388	$14,375

Borrowings outstanding, end of period (000)	$9,281		$9,281	$7,231	$7,231	$7,610	$3,860	$9,281		$9,281	$7,231	$7,231	$7,610	$3,860

Portfolio turnover rate	7%		7%	14%	12%	8%	18%	7%		7%	14%	12%	8%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	59

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A							Investor A1
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.39		$11.02	$11.10	$11.23	$11.27	$10.19	$11.39		$11.02	$11.10	$11.23	$11.27	$10.19

Net investment income[1]	0.18		0.38	0.39	0.42	0.41	0.43	0.19		0.40	0.41	0.43	0.43	0.44
Net realized and unrealized gain (loss)	(0.63)		0.38	(0.08)	(0.14)	(0.01)	1.09	(0.63)		0.37	(0.08)	(0.13)	(0.02)	1.09

Net increase (decrease) from investment operations	(0.45)		0.76	0.31	0.28	0.40	1.52	(0.44)		0.77	0.33	0.30	0.41	1.53

Distributions from net investment income[2]	(0.18)		(0.39)	(0.39)	(0.41)	(0.44)	(0.44)	(0.19)		(0.40)	(0.41)	(0.43)	(0.45)	(0.45)

Net asset value, end of period	$10.76		$11.39	$11.02	$11.10	$11.23	$11.27	$10.76		$11.39	$11.02	$11.10	$11.23	$11.27

Total Return[3]
Based on net asset value	(3.99)%	[4]	6.99%	2.83%	2.78%	3.47%	15.18%	(3.93)%	[4]	7.12%	2.95%	2.93%	3.62%	15.35%

Ratios to Average Net Assets
Total expenses	0.98%	[5]	0.99%	0.98%	0.99%	0.97%	0.95%	0.83%	[5]	0.83%	0.83%	0.83%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.87%	[5]	0.87%	0.86%	0.90%	0.89%	0.88%	0.74%	[5]	0.75%	0.74%	0.75%	0.74%	0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.83%	[5]	0.84%	0.84%	0.87%	0.87%	0.87%	0.70%	[5]	0.72%	0.72%	0.72%	0.72%	0.72%

Net investment income	3.21%	[5]	3.44%	3.52%	3.93%	3.64%	3.98%	3.33%	[5]	3.57%	3.65%	4.09%	3.80%	4.14%

Supplemental Data
Net assets, end of period (000)	$82,570		$81,164	$66,469	$45,073	$53,521	$37,824	$24,208		$26,092	$29,707	$31,338	$34,941	$36,387

Borrowings outstanding, end of period (000)	$9,281		$9,281	$7,231	$7,231	$7,610	$3,860	$9,281		$9,281	$7,231	$7,231	$7,610	$3,860

Portfolio turnover rate	7%		7%	14%	12%	8%	18%	7%		7%	14%	12%	8%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C							Investor C1
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.38		$11.00	$11.08	$11.21	$11.25	$10.17	$11.38		$11.01	$11.09	$11.22	$11.26	$10.17

Net investment income[1]	0.14		0.30	0.31	0.34	0.33	0.34	0.16		0.34	0.35	0.38	0.38	0.39
Net realized and unrealized gain (loss)	(0.64)		0.38	(0.08)	(0.14)	(0.02)	1.09	(0.63)		0.37	(0.08)	(0.13)	(0.02)	1.10

Net increase (decrease) from investment operations	(0.50)		0.68	0.23	0.20	0.31	1.43	(0.47)		0.71	0.27	0.25	0.36	1.49

Distributions from net investment income[2]	(0.14)		(0.30)	(0.31)	(0.33)	(0.35)	(0.35)	(0.16)		(0.34)	(0.35)	(0.38)	(0.40)	(0.40)

Net asset value, end of period	$10.74		$11.38	$11.00	$11.08	$11.21	$11.25	$10.75		$11.38	$11.01	$11.09	$11.22	$11.26

Total Return[3]
Based on net asset value	(4.46)%	[4]	6.28%	2.04%	1.99%	2.68%	14.33%	(4.18)%	[4]	6.59%	2.43%	2.41%	3.10%	14.89%

Ratios to Average Net Assets
Total expenses	1.72%	[5]	1.73%	1.73%	1.73%	1.72%	1.71%	1.32%	[5]	1.32%	1.33%	1.32%	1.32%	1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64%	[5]	1.64%	1.63%	1.67%	1.66%	1.65%	1.25%	[5]	1.26%	1.25%	1.26%	1.25%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	1.59%	[5]	1.61%	1.61%	1.64%	1.64%	1.64%	1.21%	[5]	1.23%	1.23%	1.23%	1.23%	1.23%

Net investment income	2.43%	[5]	2.67%	2.75%	3.16%	2.87%	3.22%	2.81%	[5]	3.05%	3.14%	3.58%	3.29%	3.65%

Supplemental Data
Net assets, end of period (000)	$31,840		$30,810	$28,614	$26,429	$30,139	$22,635	$6,778		$7,815	$7,981	$8,594	$10,070	$11,228

Borrowings outstanding, end of period (000)	$9,281		$9,281	$7,231	$7,231	$7,610	$3,860	$9,281		$9,281	$7,231	$7,231	$7,610	$3,860

Portfolio turnover rate	7%		7%	14%	12%	8%	18%	7%		7%	14%	12%	8%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	61

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional							Service
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.58		$11.31	$11.21	$11.54	$11.60	$10.62	$11.59		$11.31	$11.22	$11.54	$11.60	$10.62

Net investment income[1]	0.22		0.46	0.46	0.47	0.49	0.51	0.21		0.44	0.44	0.45	0.46	0.48
Net realized and unrealized gain (loss)	(0.63)		0.27	0.10	(0.33)	(0.06)	0.98	(0.63)		0.28	0.09	(0.32)	(0.05)	0.98

Net increase (decrease) from investment operations	(0.41)		0.73	0.56	0.14	0.43	1.49	(0.42)		0.72	0.53	0.13	0.41	1.46

Distributions from net investment income[2]	(0.22)		(0.46)	(0.46)	(0.47)	(0.49)	(0.51)	(0.21)		(0.44)	(0.44)	(0.45)	(0.47)	(0.48)

Net asset value, end of period	$10.95		$11.58	$11.31	$11.21	$11.54	$11.60	$10.96		$11.59	$11.31	$11.22	$11.54	$11.60

Total Return[3]
Based on net asset value	(3.58)%	[4]	6.59%	5.02%	1.50%	3.71%	14.29%	(3.68)%	[4]	6.50%	4.73%	1.41%	3.53%	14.05%

Ratios to Average Net Assets
Total expenses	0.94%	[5]	0.87%	0.87%	0.87%	0.92%	0.91%	1.12%	[5]	1.12%	1.04%	1.04%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.83%	[5]	0.79%	0.78%	0.78%	0.82%	0.78%	1.03%	[5]	0.97%	0.96%	0.96%	1.00%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.67%	[5]	0.71%	0.71%	0.71%	0.71%	0.67%	0.87%	[5]	0.89%	0.89%	0.89%	0.89%	0.89%

Net investment income	3.87%	[5]	4.04%	4.01%	4.39%	4.16%	4.58%	3.66%	[5]	3.85%	3.83%	4.20%	3.97%	4.34%

Supplemental Data
Net assets, end of period (000)	$310,307		$327,314	$321,896	$311,954	$397,618	$403,032	$1,079		$1,217	$8,636	$7,422	$7,973	$3,912

Borrowings outstanding, end of period (000)	$54,280		$49,627	$46,127	$46,127	$81,102	$80,452	$54,280		$46,127	$46,127	$46,127	$81,102	$80,452

Portfolio turnover rate	8%		19%	18%	11%	10%	24%	8%		19%	18%	11%	10%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A							Investor A1
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.59		$11.32	$11.23	$11.55	$11.61	$10.63	$11.60		$11.33	$11.23	$11.55	$11.61	$10.63

Net investment income[1]	0.21		0.44	0.44	0.46	0.46	0.49	0.22		0.46	0.46	0.47	0.49	0.51
Net realized and unrealized gain (loss)	(0.63)		0.27	0.09	(0.33)	(0.05)	0.97	(0.63)		0.27	0.10	(0.32)	(0.06)	0.97

Net increase (decrease) from investment operations	(0.42)		0.71	0.53	0.13	0.41	1.46	(0.41)		0.73	0.56	0.15	0.43	1.48

Distributions from net investment income[2]	(0.21)		(0.44)	(0.44)	(0.45)	(0.47)	(0.48)	(0.22)		(0.46)	(0.46)	(0.47)	(0.49)	(0.50)

Net asset value, end of period	$10.96		$11.59	$11.32	$11.23	$11.55	$11.61	$10.97		$11.60	$11.33	$11.23	$11.55	$11.61

Total Return[3]
Based on net asset value	(3.68)%	[4]	6.40%	4.73%	1.41%	3.53%	14.04%	(3.60)%	[4]	6.57%	5.00%	1.57%	3.69%	14.22%

Ratios to Average Net Assets
Total expenses	1.09%	[5]	1.04%	1.02%	1.02%	1.06%	1.03%	0.93%	[5]	0.87%	0.86%	0.86%	0.89%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.03%	[5]	0.97%	0.96%	0.96%	1.00%	0.99%	0.87%	[5]	0.81%	0.80%	0.80%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.87%	[5]	0.89%	0.89%	0.89%	0.89%	0.89%	0.71%	[5]	0.73%	0.73%	0.73%	0.73%	0.73%

Net investment income	3.67%	[5]	3.85%	3.83%	4.20%	3.97%	4.36%	3.83%	[5]	4.02%	4.00%	4.37%	4.14%	4.52%

Supplemental Data
Net assets, end of period (000)	$93,667		$88,994	$64,720	$55,500	$61,553	$42,275	$15,019		$16,030	$16,548	$17,823	$21,169	$22,677

Borrowings outstanding, end of period (000)	$54,280		$49,627	$46,127	$46,127	$81,102	$80,452	$54,280		$49,627	$46,127	$46,127	$81,102	$80,452

Portfolio turnover rate	8%		19%	18%	11%	10%	24%	8%		19%	18%	11%	10%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	63

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C							Investor C1
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.59		$11.32	$11.22	$11.55	$11.61	$10.63	$11.58		$11.31	$11.21	$11.54	$11.60	$10.62

Net investment income[1]	0.17		0.35	0.35	0.37	0.37	0.39	0.19		0.40	0.39	0.42	0.42	0.45
Net realized and unrealized gain (loss)	(0.63)		0.27	0.10	(0.33)	(0.05)	0.99	(0.63)		0.27	0.10	(0.34)	(0.05)	0.97

Net increase (decrease) from investment operations	(0.46)		0.62	0.45	0.04	0.32	1.38	(0.44)		0.67	0.49	0.08	0.37	1.42

Distributions from net investment income[2]	(0.17)		(0.35)	(0.35)	(0.37)	(0.38)	(0.40)	(0.19)		(0.40)	(0.39)	(0.41)	(0.43)	(0.44)

Net asset value, end of period	$10.96		$11.59	$11.32	$11.22	$11.55	$11.61	$10.95		$11.58	$11.31	$11.21	$11.54	$11.60

Total Return[3]
Based on net asset value	(4.05)%	[4]	5.57%	4.01%	0.53%	2.73%	13.15%	(3.86)%	[4]	6.01%	4.45%	0.95%	3.15%	13.63%

Ratios to Average Net Assets
Total expenses	1.82%	[5]	1.76%	1.75%	1.76%	1.79%	1.80%	1.43%	[5]	1.36%	1.35%	1.35%	1.37%	1.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.79%	[5]	1.76%	1.74%	1.75%	1.78%	1.78%	1.39%	[5]	1.34%	1.33%	1.33%	1.37%	1.36%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	1.63%	[5]	1.68%	1.68%	1.67%	1.67%	1.68%	1.23%	[5]	1.26%	1.26%	1.26%	1.26%	1.26%

Net investment income	2.90%	[5]	3.07%	3.04%	3.42%	3.20%	3.56%	3.30%	[5]	3.49%	3.46%	3.84%	3.62%	3.99%

Supplemental Data
Net assets, end of period (000)	$34,556		$34,195	$28,972	$24,647	$32,733	$24,714	$4,107		$4,528	$4,735	$5,460	$7,386	$7,988

Borrowings outstanding, end of period (000)	$54,280		$46,127	$46,127	$46,127	$81,102	$80,452	$54,280		$49,627	$46,127	$46,127	$81,102	$80,452

Portfolio turnover rate	8%		19%	18%	11%	10%	24%	8%		19%	18%	11%	10%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights	BlackRock Strategic Municipal Opportunities Fund

	Institutional									Investor A
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,							Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016		2015		2014	2013	2012			2016		2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.79		$11.24		$11.35		$11.41	$11.36	$10.52	$11.78		$11.23		$11.35		$11.41	$11.36	$10.51

Net investment income[1]	0.15		0.31		0.32		0.32	0.35	0.40	0.13		0.28		0.28		0.30	0.32	0.37
Net realized and unrealized gain (loss)	(0.59)		0.55		(0.07)		0.04	0.11	0.83	(0.57)		0.55		(0.07)		0.03	0.11	0.85

Net increase (decrease) from investment operations	(0.44)		0.86		0.25		0.36	0.46	1.23	(0.44)		0.83		0.21		0.33	0.43	1.22

Distributions:[2]
From net investment income	(0.14)		(0.31)		(0.32)		(0.33)	(0.36)	(0.39)	(0.13)		(0.28)		(0.29)		(0.30)	(0.33)	(0.37)
From net realized gain	(0.04)		—		(0.04)		(0.09)	(0.05)	—	(0.04)		—		(0.04)		(0.09)	(0.05)	—

Total distributions	(0.18)		(0.31)		(0.36)		(0.42)	(0.41)	(0.39)	(0.17)		(0.28)		(0.33)		(0.39)	(0.38)	(0.37)

Net asset value, end of period	$11.17		$11.79		$11.24		$11.35	$11.41	$11.36	$11.17		$11.78		$11.23		$11.35	$11.41	$11.36

Total Return[3]
Based on net asset value	(3.75)%	[4]	7.76%		2.13%		3.28%	4.02%	11.91%	(3.77)%	[4]	7.62%		1.81%		3.04%	3.75%	11.76%

Ratios to Average Net Assets
Total expenses	0.71%	[5,6]	0.72%	[6]	0.69%	[6]	0.73%	0.70%	0.70%	0.93%	[5,6]	0.94%	[6]	0.92%	[6]	0.96%	0.96%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%	[5,6]	0.67%	[6]	0.64%	[6]	0.68%	0.65%	0.65%	0.87%	[5,6]	0.89%	[6]	0.87%	[6]	0.91%	0.91%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.56%	[5,6]	0.59%	[6]	0.59%	[6]	0.65%	0.62%	0.64%	0.77%	[5,6]	0.80%	[6]	0.82%	[6]	0.88%	0.88%	0.88%

Net investment income	2.47%	[5,6]	2.69%	[6]	2.82%	[6]	2.95%	3.04%	3.61%	2.25%	[5,6]	2.47%	[6]	2.59%	[6]	2.73%	2.77%	3.37%

Supplemental Data
Net assets, end of period (000)	$3,378,345		$3,197,986		$2,186,540		$953,869	$425,281	$256,517	$1,166,754		$1,111,770		$801,753		$283,506	$238,482	$139,600

Borrowings outstanding, end of period (000)	$421,645		$412,485		$298,790		$130,985	$35,179	$18,574	$421,645		$412,485		$298,790		$130,985	$35,179	$18,574

Portfolio turnover rate	81%		174%		185%		200%	17%	15%	81%		174%		185%		200%	17%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	For the six months ended November 30, 2016 and for the years ended May 31, 2016 and May 31, 2015, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	65

Financial Highlights (concluded)	BlackRock Strategic Municipal Opportunities Fund

	Investor A1									Investor C
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,							Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016		2015		2014	2013	2012			2016		2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.79		$11.23		$11.35		$11.41	$11.36	$10.51	$11.79		$11.23		$11.35		$11.41	$11.36	$10.52

Net investment income[1]	0.14		0.30		0.31		0.32	0.34	0.38	0.09		0.20		0.20		0.22	0.23	0.28
Net realized and unrealized gain (loss)	(0.58)		0.56		(0.09)		0.03	0.11	0.85	(0.58)		0.56		(0.08)		0.03	0.11	0.84

Net increase (decrease) from investment operations	(0.44)		0.86		0.22		0.35	0.45	1.23	(0.49)		0.76		0.12		0.25	0.34	1.12

Distributions:[2]
From net investment income	(0.14)		(0.30)		(0.30)		(0.32)	(0.35)	(0.38)	(0.09)		(0.20)		(0.20)		(0.22)	(0.24)	(0.28)
From net realized gain	(0.04)		—		(0.04)		(0.09)	(0.05)	—	(0.04)		—		(0.04)		(0.09)	(0.05)	—

Total distributions	(0.18)		(0.30)		(0.34)		(0.41)	(0.40)	(0.38)	(0.13)		(0.20)		(0.24)		(0.31)	(0.29)	(0.28)

Net asset value, end of period	$11.17		$11.79		$11.23		$11.35	$11.41	$11.36	$11.17		$11.79		$11.23		$11.35	$11.41	$11.36

Total Return[3]
Based on net asset value	(3.78)%	[4]	7.78%		1.94%		3.19%	3.91%	11.90%	(4.22)%	[4]	6.80%		1.03%		2.26%	2.98%	10.80%

Ratios to Average Net Assets
Total expenses	0.79%	[5,6]	0.79%	[6]	0.78%	[6]	0.81%	0.80%	0.81%	1.69%	[5,6]	1.70%	[6]	1.69%	[6]	1.72%	1.71%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%	[5,6]	0.74%	[6]	0.73%	[6]	0.76%	0.75%	0.76%	1.64%	[5,6]	1.65%	[6]	1.64%	[6]	1.66%	1.66%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.64%	[5,6]	0.66%	[6]	0.68%	[6]	0.73%	0.72%	0.75%	1.54%	[5,6]	1.57%	[6]	1.58%	[6]	1.64%	1.63%	1.64%

Net investment income	2.39%	[5,6]	2.65%	[6]	2.70%	[6]	2.89%	2.97%	3.51%	1.48%	[5,6]	1.72%	[6]	1.80%	[6]	1.98%	2.03%	2.60%

Supplemental Data
Net assets, end of period (000)	$30,858		$33,472		$34,264		$37,708	$44,121	$46,021	$272,269		$262,800		$205,674		$120,840	$135,599	$82,483

Borrowings outstanding, end of period (000)	$421,645		$412,485		$298,790		$130,985	$35,179	$18,574	$421,645		$412,485		$298,790		$130,985	$35,179	$18,574

Portfolio turnover rate	81%		174%		185%		200%	17%	15%	81%		174%		185%		200%	17%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	For the six months ended November 30, 2016 and for the years ended May 31, 2016 and May 31, 2015, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor B Shares	No	Yes	To Investor A1 Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No4	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

[3]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]

CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

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Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

68	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	69

Notes to Financial Statements (continued)

Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended November 30, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended November 30, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
California Municipal Opportunities	$190,719,715	$89,184,988	0.58% - 0.85%	$69,459,259	1.23%
New Jersey Municipal Bond	$15,513,787	$9,281,449	0.58% - 0.62%	$9,281,449	1.34%
Pennsylvania Municipal Bond	$108,044,104	$54,280,102	0.58% - 0.85%	$55,741,384	1.25%
Strategic Municipal Opportunities	$712,251,104	$414,150,201	0.58% - 0.85%	$410,634,118	1.21%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

70	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at November, 30, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at November 30, 2016.

For the six months ended November 30, 2016, the following table is a summary of Strategic Municipal Opportunities’ Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
Strategic Municipal Opportunities	$7,494,750	0.25%	$4,191,668	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, effective October 1, 2016, California Municipal Opportunities pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
Not exceeding $1 billion	0.38%
In excess of $1 billion but not exceeding $3 billion	0.36%
In excess of $3 billion but not exceeding $5 billion	0.34%
In excess of $5 billion but not exceeding $10 billion	0.33%
In excess of $10 billion	0.32%

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Notes to Financial Statements (continued)

Prior to October 1, 2016, California Municipal Opportunities paid the Manager a fee of the rates described below. New Jersey Municipal Bond and Pennsylvania Municipal Bond each pay the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $500 Million	0.550%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.500%

Strategic Municipal Opportunities pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

Service and Distribution Fees: Each Trust, on behalf of the applicable Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended November 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service and Distribution Fees
	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	—	$509,947	$69,646	$585,129	$44,269	$1,208,991
New Jersey Municipal Bond	$13,226	$109,480	$12,950	$163,544	$22,072	$321,272
Pennsylvania Municipal Bond	$1,515	$121,655	$7,966	$178,579	$13,235	$322,950
Strategic Municipal Opportunities	—	$1,490,223	$16,531	$1,409,309	—	$2,916,063

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
New Jersey Municipal Bond	$68,268	$2,278	$131	$70,677
Pennsylvania Municipal Bond	$239,260	$32	$24	$239,316
Strategic Municipal Opportunities	$304,847	—	—	$304,847

72	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the six months ended November 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$573	—	$699	$1,092	$189	$41	$2,594
New Jersey Municipal Bond	$183	$726	$372	$219	$172	$36	$1,708
Pennsylvania Municipal Bond	$366	$24	$543	$294	$189	$19	$1,435
Strategic Municipal Opportunities	$3,116	—	$2,606	$171	$756	—	$6,649

For the six months ended November 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$106,579	—	$45,582	$24,019	$20,692	$2,945	$199,817
New Jersey Municipal Bond	$85,977	$6,385	$23,163	$6,215	$7,485	$1,587	$130,812
Pennsylvania Municipal Bond	$264,160	$560	$32,204	$4,651	$8,750	$1,163	$311,488
Strategic Municipal Opportunities	$1,066,200	—	$176,400	$7,224	$62,063	—	$1,311,887

Other Fees: For the six months ended November 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$5,687	$3,621	$7,009	$33,705

For the six months ended November 30, 2016, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$57,096	$4,956	$30,862	$104,132
Investor C	$15,228	$1,467	$2,224	$30,635

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive 0.05% of the Fund’s investment advisory fee until October 1, 2017. For the six months ended November 30, 2016, the Manager waived $1,248,378, which is included in fees waived by the Manager in the Statements of Operations.

From the period June 15, 2016 until October 1, 2016, the Manager voluntarily agreed to waive a portion of the investment advisory fees on California Municipal Opportunities as a percentage of its average daily net assets as to limit the advisory fee to 0.38%. For the six months ended November 30, 2016, the Manager waived $541,403, which is included in fees waived by the Manager in the Statements of Operations.

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.44%	0.55%	0.55%
Service	—	0.80%	0.80%
Investor A	0.69%	0.80%	0.80%
Investor A1	0.54%	0.65%	0.65%
Investor C	1.44%	1.55%	1.55%
Investor C1	1.04%	1.15%	1.15%

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.66%	0.75%	0.71%
Service	—	0.84%	0.89%
Investor A	0.84%	0.84%	0.89%
Investor A1	—	0.72%	0.73%
Investor C	1.60%	1.61%	1.68%
Investor C1	—	1.23%	1.26%

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	73

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to September 30, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds.

In addition, the following Funds had a waiver of investment advisory fees, which are included in fees waived by the Manager in the Statements of Operations. For the six months ended November 30, 2016, the amounts were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount waived	$2,422	$84,051	$41,445

For the six months ended November 30, 2016, the amounts included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$12,790	—	$4,209	—	$2,980	$83	$20,062
New Jersey Municipal Bond	$23,832	$6,385	$23,162	$3,390	$4,814	$452	$62,035
Pennsylvania Municipal Bond	$145,959	$435	$22,757	$3,648	$2,390	$379	$175,568

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended November 30, 2016, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$24,106	$3,211	$3,279	$107,883

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. On September 28, 2016, this waiver became contractual through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Trust or by a vote of a majority of the outstanding voting securities of the Funds. This amount is included in fees waived by the Manager in the Statements of Operations. For the six months ended November 30, 2016, the amount waived with respect to Strategic Municipal Opportunities was $5,886.

With respect to the contractual expense caps, if during California Municipal Opportunities’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the six months ended November 30, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$4,808	$1,464	$2,384	$19,412

For the six months ended November 30, 2016, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities:

Fund level	$80,268
Investor A	$20,900
Investor C	$1,454

74	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

On November 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for California Municipal Opportunities are as follows:

	2017	2018	2019
Fund level	$187,163	$184,630	$2,422
Institutional	—	—	$12,790
Investor A	$12,852	$54,243	$4,209
Investor C	$18,449	$24,054	$2,980
Investor C1	—	—	$83

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended November 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$1,052,400,411	$31,109,029	$77,371,236	$3,989,198,761
Sales	$811,753,282	$20,239,662	$41,227,021	$3,582,377,658

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
No expiration date[1]	$12,357,271	$4,947,367	$10,313,097
2017	—	1,037,279	9,367,197
2018	—	260,363	6,928,880
2019	—	243,757	720,781

Total	$12,357,271	$6,488,766	$27,329,955

[1]	Must be utilized prior to losses subject to expiration.

As of November 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$1,175,147,231	$276,264,237	$446,930,268	$4,985,161,974

Gross unrealized appreciation	$26,516,860	$13,616,720	$26,276,808	$40,338,799
Gross unrealized depreciation	(47,720,911)	(5,489,719)	(9,387,842)	(228,065,963)

Net unrealized appreciation (depreciation)	$(21,204,051)	$8,127,001	$16,888,966	$(187,727,164)

9. Bank Borrowings:

Each Trust, on behalf of the applicable Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	75

Notes to Financial Statements (continued)

amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those

76	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, California Municipal Opportunities invested a significant portion of its assets in securities in the country, city, special district and school district sector. New Jersey Municipal Bond invested a significant portion of its assets in securities in the transportation sector. Pennsylvania Municipal Bond invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
BlackRock California Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,815,455	$124,967,166	27,533,939	$344,705,748
Shares issued in reinvestment of distributions	448,508	5,664,417	655,106	8,193,147
Shares redeemed	(6,410,454)	(80,163,521)	(14,890,214)	(186,142,058)

Net increase	3,853,509	$50,468,062	13,298,831	$166,756,837

Investor A
Shares sold	9,187,686	$116,926,551	16,567,456	$207,236,356
Shares issued in reinvestment of distributions	354,170	4,466,765	508,105	6,349,967
Shares redeemed	(5,684,937)	(71,049,256)	(2,954,971)	(37,013,795)

Net increase	3,856,919	$50,344,060	14,120,590	$176,572,528

Investor A1
Shares sold	398	$5,077	40,815	$503,750
Shares issued in reinvestment of distributions	82,643	1,044,262	206,641	2,578,271
Shares redeemed	(696,564)	(8,707,199)	(933,761)	(11,648,986)

Net decrease	(613,523)	$(7,657,860)	(686,305)	$(8,566,965)

Investor B
Shares issued in reinvestment of distributions	—	—	(36,999)	$(456,805)

Net decrease	—	—	(36,999)	$(456,805)

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	77

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
BlackRock California Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,132,258	$27,191,470	3,601,614	$45,153,441
Shares issued in reinvestment of distributions	65,562	827,207	109,708	1,370,344
Shares redeemed	(738,900)	(9,314,308)	(1,038,785)	(12,950,572)

Net increase	1,458,920	$18,704,369	2,672,537	$33,573,213

Investor C1
Shares sold	—	$2	12	$151
Shares issued in reinvestment of distributions	6,844	86,464	16,647	207,749
Shares redeemed	(72,375)	(918,673)	(111,488)	(1,394,934)

Net decrease	(65,531)	$(832,207)	(94,829)	$(1,187,034)

Total Net Increase	8,490,294	$111,026,424	29,273,825	$366,691,774

BlackRock New Jersey Municipal Bond Fund
Institutional
Shares sold	1,249,392	$14,115,786	2,626,524	$29,183,498
Shares issued in reinvestment of distributions	91,427	1,037,161	151,448	1,688,003
Shares redeemed	(834,366)	(9,453,241)	(1,359,069)	(15,060,078)

Net increase	506,453	$5,699,706	1,418,903	$15,811,423

Service
Shares sold	14,517	$166,611	13,290	$149,730
Shares issued in reinvestment of distributions	10,755	122,085	23,279	259,054
Shares redeemed	(27,722)	(318,861)	(716,621)	(7,840,778)

Net decrease	(2,450)	$(30,165)	(680,052)	$(7,431,994)

Investor A
Shares sold	1,348,186	$15,465,282	2,306,302	$25,522,940
Shares issued in reinvestment of distributions	111,392	1,264,540	206,965	2,307,005
Shares redeemed	(910,044)	(10,195,184)	(1,420,264)	(15,736,394)

Net increase	549,534	$6,534,638	1,093,003	$12,093,551

Investor A1
Shares sold	51	$585	189	$2,119
Shares issued in reinvestment of distributions	24,207	275,087	56,688	631,340
Shares redeemed	(64,732)	(741,043)	(462,311)	(5,159,361)

Net decrease	(40,474)	$(465,371)	(405,434)	$(4,525,902)

Investor C
Shares sold	400,265	$4,578,658	492,870	$5,493,603
Shares issued in reinvestment of distributions	29,230	331,387	56,148	624,986
Shares redeemed	(174,413)	(1,975,638)	(441,044)	(4,893,822)

Net increase	255,082	$2,934,407	107,974	$1,224,767

Investor C1
Shares sold	1	—	10	$113
Shares issued in reinvestment of distributions	6,219	$70,566	14,249	158,576
Shares redeemed	(62,360)	(706,322)	(52,520)	(584,959)

Net decrease	(56,140)	$(635,756)	(38,261)	$(426,270)

Total Net Increase	1,212,005	$14,037,459	1,496,133	$16,745,575

78	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
BlackRock Pennsylvania Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,650,798	$18,957,834	3,381,031	$38,578,093
Shares issued in reinvestment of distributions	136,770	1,571,974	253,479	2,889,533
Shares redeemed	(1,718,398)	(19,675,982)	(3,833,588)	(43,534,316)

Net increase (decrease)	69,170	$853,826	(199,078)	$(2,066,690)

Service
Shares sold	3,395	$39,328	21,128	$243,934
Shares issued in reinvestment of distributions	1,839	21,175	3,332	37,934
Shares redeemed	(11,757)	(133,534)	(682,910)	(7,663,784)

Net decrease	(6,523)	$(73,031)	(658,450)	$(7,381,916)

Investor A
Shares sold	2,133,501	$24,603,378	3,050,961	$34,775,430
Shares issued in reinvestment of distributions	139,194	1,600,110	235,520	2,687,668
Shares redeemed	(1,405,792)	(15,857,010)	(1,326,530)	(15,107,328)

Net increase	866,903	$10,346,478	1,959,951	$22,355,770

Investor A1
Shares sold	—	—	39	$455
Shares issued in reinvestment of distributions	14,257	$164,167	31,053	354,457
Shares redeemed	(27,124)	(312,555)	(109,969)	(1,255,759)

Net decrease	(12,867)	$(148,388)	(78,877)	$(900,847)

Investor C
Shares sold	357,599	$4,147,629	738,811	$8,426,361
Shares issued in reinvestment of distributions	40,580	466,636	74,437	849,504
Shares redeemed	(195,959)	(2,243,020)	(422,641)	(4,801,398)

Net increase	202,220	$2,371,245	390,607	$4,474,467

Investor C1
Shares sold	—	—	9	$85
Shares issued in reinvestment of distributions	4,534	$52,137	10,002	113,991
Shares redeemed	(20,527)	(237,989)	(37,705)	(428,757)

Net decrease	(15,993)	$(185,852)	(27,694)	$(314,681)

Total Net Increase	1,102,910	$13,164,278	1,386,459	$16,166,103

BlackRock Strategic Municipal Opportunities Fund
Institutional
Shares sold	64,554,555	$762,180,120	126,325,303	$1,453,562,254
Shares issued in reinvestment of distributions	3,296,212	38,731,859	4,315,132	49,459,097
Shares redeemed	(36,651,956)	(426,177,722)	(54,013,357)	(616,337,966)

Net increase	31,198,811	$374,734,257	76,627,078	$886,683,385

Investor A
Shares sold	23,752,635	$280,365,500	42,363,602	$487,306,505
Shares issued in reinvestment of distributions	1,364,915	16,034,022	1,756,287	20,130,234
Shares redeemed	(14,958,892)	(175,242,362)	(21,174,110)	(242,728,833)

Net increase	10,158,658	$121,157,160	22,945,779	$264,707,906

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	79

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
BlackRock Strategic Municipal Opportunities Fund (concluded)	Shares	Amount	Shares	Amount
Investor A1
Shares sold	—	$6	57	$567
Shares issued in reinvestment of distributions	27,439	322,563	48,404	553,950
Shares redeemed	(103,929)	(1,228,014)	(259,159)	(2,981,126)

Net decrease	(76,490)	$(905,445)	(210,698)	$(2,426,609)

Investor C
Shares sold	4,252,471	$50,259,196	7,586,057	$87,182,220
Shares issued in reinvestment of distributions	229,826	2,703,140	288,284	3,301,298
Shares redeemed	(2,397,563)	(28,054,037)	(3,890,397)	(44,488,128)

Net increase	2,084,734	$24,908,299	3,983,944	$45,995,390

Total Net Increase	43,365,713	$519,894,271	103,346,103	$1,194,960,072

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

80	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Lena G. Goldberg, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Henry R. Keizer, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trusts, effective November 4, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	81

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

82	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Additional Information (concluded)

Shareholder Priveleges (concluded)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	83

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-11/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski

           Chief Executive Officer (principal executive officer) of

           BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

           Chief Executive Officer (principal executive officer) of

           BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: February 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews

           Chief Financial Officer (principal financial officer) of

           BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: February 3, 2017

3